AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2005


                               FILE NO. 333-101231
                               FILE NO. 811-21254

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 3


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                 AMENDMENT NO. 4


                        WOODMEN VARIABLE ANNUITY ACCOUNT

                           (Exact Name of Registrant)

        Woodmen of the World and/or Omaha Woodmen Life Insurance Society

                               (Name of Depositor)

                               1700 Farnam Street
                              Omaha, Nebraska 68102
                     (Address of Principal Executive Office)
                                 1-877-664-3332

                              Mark D. Theisen, Esq.
                                    Secretary
                               1700 Farnam Street
                              Omaha, Nebraska 68102
               (Name and Address of Agent for Service of Process)

COPY TO:
Fredrick G. Lautz, Esq.  Quarles & Brady LLP
411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4497

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

It is proposed that this filing will become effective:

|_|   immediately upon filing pursuant to paragraph (b):


|X|   on April 30, 2005 pursuant to paragraph (b)


|_|   60 days after filing pursuant to paragraph (a)(1)


|_|   on (date) pursuant to paragraph (a)(1)


|_|   75 days after filing pursuant to paragraph (a)(2)

|_|   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SECURITIES BEING OFFERED:
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATES


WOODMEN VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

WOODMEN VARIABLE ANNUITY

PROSPECTUS

April 30, 2005

For
---
The Individual Flexible Premium Deferred Variable Annuity Certificate issued by Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society.

The Variable Annuity Certificate is intended for long-term investment purposes. You bear investment risk that could include loss of principal, and investment returns are not guaranteed. The Certificate provides a free look period of at least ten (10) days (longer in some states) when you may cancel the Certificate.

The Certificate owner ("you" or "your") may allocate investments to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the Woodmen Variable Annuity Account, each of which invests in one of the following funds:


FIDELITY/R VARIABLE INSURANCE PRODUCTS
Fidelity/R VIP Contrafund/R Portfolio,Service Class
Fidelity/R VIP Equity-Income Portfolio, Service Class
Fidelity/R VIP Growth Portfolio, Service Class
Fidelity/R VIP Growth & Income Portfolio,Service Class
Fidelity/R VIP Money Market Portfolio, Service Class
Fidelity/R VIP Overseas Portfolio, Service Class


SUMMIT PINNACLE SERIES
Summit S&P 500 Index Portfolio
Summit S&P MidCap 400 Index Portfolio
Summit Russell 2000 Small Cap Index Portfolio
Summit Nasdaq-100 Index Portfolio
Summit EAFE International Index Portfolio
Summit Lehman Aggregate Bond Index Portfolio

PIMCO VARIABLE INSURANCE TRUST
Real Return Portfolio Administrative Class
Low Duration Portfolio Administrative Class

The accompanying prospectus for each of the above describes their investment objectives and risks.

WHY YOU SHOULD READ AND KEEP THIS PROSPECTUS This prospectus describes the variable account and the Certificate and contains information you should know before you purchase a Certificate. Please read this prospectus carefully and keep it for future reference. More information about Woodmen of the World and/or Omaha Woodmen Life Insurance Society, the variable account and this Certificate is available in the Statement of Additional Information (SAI) dated April 30, 2005. The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. A copy of the SAI may also be obtained without charge by calling 1-877-664-3332 or by writing Woodmen at its home office at 1700 Farnam Street, Omaha, NE 68102. A table of contents for the SAI appears at the end of this prospectus. You should also receive prospectuses for each of the investment selections available through the Certificates. Please read them carefully and keep them for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

TABLE OF CONTENTS


Definitions

Fee & Expense Tables

Woodmen Variable Annuity Summary

Woodmen of the World

Investment Options

Your Certificate

Purchasing a Certificate

Free Look Period and Allocating Your Initial Premium

Automatic Premium Payments

Owner, Annuitant and/or Payee

Beneficiaries

Youth Certificates

Transferring Ownership

Certificates Issued for Certain Retirement Plans

Accumulation Period

Valuing Your Certificate

Variable Account Valuation

Fixed Account Valuation

Dollar Cost Averaging Plan

Transfers among Subaccounts and/or the Fixed Account

Asset Rebalancing Program

Telephone Transactions

Market Timing

Access to Your Money before the Annuity Starting Date

Systematic Withdrawals

Death of Owner before the Annuity Starting Date

Death of Annuitant before the Annuity Starting Date

Minimum Death Benefit

Distributions

Annuity Period

Annuity Starting Date

Settlement Option Contracts

Annuity Payment Options

Death of Owner/Payee after the Annuity Starting Date

Certificate Fees & Charges

Sales Charge

Certificate Fee

Surrender Charge

10% Free Withdrawal

Premium Tax Charge

Other Taxes

Transfer Charge

Fund Expenses

Mortality & Expense Risk Charge and Our Risks

Our Mortality Risk

Our Expense Risk

General Information about the Certificates

The Entire Contract

Gender Neutral Benefits

Voting Rights

State Variations

Surplus Refunds and Assessments

Our Reports to You

Date of Receipt

Payment by Check

Postponement of Payments and Transactions

Questions about Your Certificate

Federal Tax Matters

Introduction

Income Taxation of Woodmen of the World and/or Omaha Woodmen Life Insurance Society

Federal Tax Status

Taxation of Variable Accounts

Status of Certificates as Annuities

Income Taxation of Annuities

Qualified Plans

Federal Income Tax Withholding

Other Information

Financial Statements

Statement of Additional Information Table of Contents

Order Form for Statement of Additional Information


FOR PURPOSES OF THIS PROSPECTUS, "WE," "US" OR "OUR" MEANS WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY, A FRATERNAL BENEFIT SOCIETY. "YOU" AND "YOUR" REFER TO THE OWNER(S) OF THE CERTIFICATE.


DEFINITIONS


Account: Woodmen Variable Annuity Account, a separate investment account we established under Nebraska law. The account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940. This is also called the variable account.

Accumulated Value: The accumulated value at any time before the annuity starting date is equal to the sum of the variable account value and the fixed account value.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death will result in payment of the death benefit. The annuitant is the benefit member of the fraternal benefit society.

Annuity Starting Date: The date on which the annuity payments are to begin. After the first Certificate anniversary, the owner may change the annuity starting date as desired. You may not defer the annuity starting date beyond the first of the month after the Certificate anniversary on or following the annuitant's 95th birthday.

Beneficiary: The person (or persons) to whom we pay the proceeds upon the death of the annuitant or owner.

Business Day: Each day the New York Stock Exchange is open for trading except:
(1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a fund. The New York Stock Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively. Please see "Valuation Date."

Certificate: The Individual Flexible Premium Deferred Variable Annuity Certificate we offer through this prospectus, including any endorsements or additional benefit riders or agreements, and our Articles of Incorporation, Constitution and Laws that are in force on the effective date.

Certificate Anniversary: The same calendar date in each Certificate year as the effective date.

Certificate Year: The 12-month period ending on the Certificate anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Death Benefit: The amount we pay upon the death of the annuitant.

Due Proof of Death: Satisfactory documentation provided to us establishing proof of death. This documentation may include a certified copy of the death certificate; a certified copy of a court decree reciting a finding of death; or any other proof satisfactory to us.

Effective Date: The date designated in your Certificate that benefits begin.

Fixed Account: Amounts allocated to the fixed account under the Certificate are part of our general account, which support annuity and insurance obligations. Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the 1940 Act. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Funds: The mutual funds or other vehicles selected as investment options. A specific fund corresponds to each subaccount of the variable account.

Home Office: Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

Nonqualified Certificate: A Certificate that is not funding a tax-favored retirement plan and is therefore not a qualified Certificate.

Owner: Person or persons entitled to the Certificate's rights and privileges.

Qualified Certificate: A Certificate we issue in connection with plans that qualify for special federal income tax treatment such as plans under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code. These plans already provide tax deferral so you should consider purchasing a Certificate based on its other features and benefits.

Subaccount: A subdivision of the variable account. Each subaccount invests exclusively in the shares of funds that we select for Certificates generally. You then select those subaccounts that you feel are appropriate for your goals and risk tolerance.

Subaccount Unit: A unit used in valuing a subaccount.

Surrender: Termination of the Certificate upon payment of the surrender value.

Surrender Value: The accumulated value, less applicable surrender and certificate fees, you would receive if you surrender a Certificate after your free look has expired or that is paid on the death of an owner who is not the annuitant, or after electing certain settlement options.

Valuation Date: Any day that both the New York Stock Exchange and Woodmen of the World and/or Omaha Woodmen Life Insurance Society are open for business.

Valuation Period: The period of time from the end of one valuation date to the end of the next valuation date.

Variable Account: Woodmen Variable Annuity Account, a separate investment account we established under Nebraska law. The variable account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940.

Withdrawal: Any receipt of less than the surrender value of a Certificate.

--------------------
FEE & EXPENSE TABLES
--------------------

The following fee and expense tables describe all of the fees and expenses that you may incur as a Certificate owner. These tables are intended to help you in understanding the various costs and expenses under the Certificate. Currently none of the Certificates we sell are subject to state premium taxes. No sales charge (load) is paid upon the purchase of the Certificate. However, we may impose a charge if any portion (over 10% of the accumulated value existing at the time you made the first withdrawal in any one Certificate year) of a premium is withdrawn or surrendered before it has been invested for up to seven (7) years. The tables reflect all expenses for both the variable account and the underlying funds. For a complete discussion of Certificate costs and expenses see "Certificate Fees & Charges" on page --. For more information regarding the expenses of the funds, see the applicable fund prospectus.

--------------------------------------------------------------------------------
DEFERRED SALES CHARGE (SURRENDER CHARGE)

(As a percentage of the excess amount withdrawn or surrendered, see "Certificate Fees & Charges" on page)

-------------------------------------------------------------------------
                                        Annuitant Issue Age
                        -------------------------------------------------
  Premium
   Year                   0-60*               61-75               76-85
-------------------------------------------------------------------------
     1                     7%                  6%                  5%
-------------------------------------------------------------------------
     2                     6%                  5%                  4%
-------------------------------------------------------------------------
     3                     5%                  4%                  3%
-------------------------------------------------------------------------
     4                     4%                  3%                  2%
-------------------------------------------------------------------------

     5                     3%                  2%                  1%
-------------------------------------------------------------------------
     6                     2%                  1%                  None
-------------------------------------------------------------------------
     7                     1%                  None                None
-------------------------------------------------------------------------
     8 or more             None                None                None
-------------------------------------------------------------------------

*Applies to all ages in Connecticut.
--------------------------------------------------------------------------------

In each Certificate year, you may make, without incurring a surrender charge, withdrawals of up to 10% of the accumulated value existing at the time you make the first withdrawal in that Certificate year.

WOODMEN VARIABLE ANNUITY EXPENSES

Sales Charge on Premiums....................................................None

--------------------------------------------------------------------------------
Transfer Fee..........................................$25 on transfers exceeding twelve (12) in any
                                                      Certificate year
--------------------------------------------------------------------------------

Annual Certificate Fees.........................................Current Fee: $30
(applies to Certificates with a variable                        Maximum Fee: $45
account value of less than $50,000)

Variable Account Annual Expenses Mortality &
Expense Risk Charges.......................................1.25% (maximum 1.40%)
(as a percentage of average variable account value)

Administrative Charge.......................................................None
      --------------------------------------------------------------------------
      Total Variable Account
      Annual Expenses......................................1.25% (maximum 1.40%)

The next item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract, without considering any voluntary reimbursements. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, INCLUDING MANAGEMENT FEES, DISTRIBUTION AND/OR SERVICE (12B-1) FEES, AND OTHER EXPENSES)


Minimum..................................................................0.40%

Maximum..................................................................1.69%*
                                                                         ----

* With current fund expense reimbursements the maximum total operating expenses would be 0.95%.


--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Certificate owner transaction expenses, certificate fees, separate account annual expenses, and fund fees and expenses. The example assumes that you invest $10,000 in the Certificate for the time periods indicated and that the maximum certificate fee of $45 is assessed and with the maximum 1.40% mortality and expense risk also assessed. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Certificate at the end of the applicable time period:


      1 year         3 years         5 years           10 years
      ---------------------------------------------------------
      $1,059         $1,746          $2,443            $4,408


(2) If you annuitize your Certificate (option 1 or 2) at the end of the applicable time period:

      1 year         3 years         5 years           10 years
      ---------------------------------------------------------
      $1,059         $1,252          $2,129            $4,363

(3)   If you do not surrender your Certificate:

      1 year         3 years         5 years           10 years
      ---------------------------------------------------------
      $385           $1,252          $2,129            $4,363

Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

--------------------------------
WOODMEN VARIABLE ANNUITY SUMMARY
--------------------------------

THE CERTIFICATE

This Certificate is an individual flexible premium deferred variable annuity issued by Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a Nebraska non-profit fraternal benefit society located at 1700 Farnam Street, Omaha, NE 68102.

You may purchase a Certificate for as little as $2,000 (or $1,000 for a Qualified Certificate). You may make additional scheduled purchases for as little as $50. If you are eligible, you may open a TSA (tax-sheltered annuity under section 403(b) of the Code) or certain other retirement accounts without an initial payment or minimum amount.

A Certificate may not yet be available for purchase in all states.

FEES AND EXPENSES

If your Certificate's variable account value as of a Certificate anniversary is less than $50,000, there is currently an annual certificate fee of $30 to reimburse us for general administrative expenses. This fee can not exceed $45 and is assessed on the Certificate anniversary or upon surrender. We also may impose a surrender charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your Certificate if you withdraw a premium payment before it has been invested seven (7) years. The surrender charge is based upon the lower of either premiums paid or fair market value. However, you may make free withdrawals of up to 10% of the accumulated value of your Certificate during a Certificate year (at time of first withdrawal) without incurring this surrender charge. We may also waive surrender charges in certain circumstances. Under certain circumstances we may charge a fee for transfers among subaccounts.

If you invest in a variable subaccount, you will incur a mortality and expense risk charge currently computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the variable account and guaranteed not to exceed 1.40%. In addition, a daily charge based on a percentage of each fund's average daily net asset value is payable by each fund to its investment adviser. These charges do not apply to the fixed account.

FREE LOOK PERIOD

Your Certificate provides for a free look period of at least ten (10) days after you receive it. You may cancel your Certificate within your free look period starting on the day you receive it.

WITHDRAWALS AND SURRENDERS

You may take a withdrawal from or surrender the Certificate before the annuity starting date and while the annuitant is alive. Such distributions may be subject to certain surrender charges as described in this prospectus. Some qualified plans restrict the availability of the Certificate's value to the plan participant. If you take a withdrawal from or surrender the Certificate before attaining age 59-1/2, you may be subject to a 10% premature distribution penalty in addition to any state and federal income taxes you may owe.

TRANSFERS

You may transfer all or a part of your Certificate's value among the subaccounts. You may make twelve (12) free transfers between one or more subaccounts in each certificate year. Following the 12th transfer, each transfer will result in a $25 charge. We will not transfer any amount less than $50 into any single subaccount. You may make one transfer, limited to the greater of $500 or 25% of the fixed account value, from the fixed account into subaccounts each certificate year.

FEDERAL TAX MATTERS

Generally, there should be no federal income tax payable on increases in accumulated value until there is a distribution. Distributions and annuity payments may be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59-1/2. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

* If received under a payment option, they are taxed in the same manner as annuity payments.

* If distributed in a lump sum, they are taxed in the same manner as a full surrender.

(For more information see "Federal Tax Matters" on page --.)

INFORMATION ON REPLACEMENTS AND QUALIFIED CERTIFICATES

It may not be in your interest to replace your existing annuity, life insurance or mutual fund with the Certificate. You should replace an existing contract only when you determine that the Certificate is better for you. You may have to pay a surrender charge on your existing contract, and the Certificate described in this prospectus will impose a new surrender charge period. If you do consider replacing an existing contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing a new Certificate. You should talk to your professional adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender.

Even though you may fund some of the types of retirement plans with the Certificate, including Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, Roth IRA and pension or profit sharing plans, these plans also provide tax deferral. You should carefully consider the costs and benefits of the Certificates (including settlement options) before purchasing the Certificate, since the retirement plan arrangement itself provides for tax-deferred growth.

--------------------
WOODMEN OF THE WORLD
--------------------

Our organization's legal name is Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society and our home office is located at 1700 Farnam Street, Omaha, NE 68102. We were incorporated in Nebraska in 1890 as a fraternal benefit society and currently have more than 800,000 members in over 2,400 adult and youth lodges. In addition to providing fraternal benefits to our members we offer individual life insurance and annuity Certificates in all 50 states and the District of Columbia. On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve supervision by the SEC of the management or investment policies or practices of the account, us or the funds.

We legally own the account's assets but we cannot charge the account with debts or liabilities arising out of any other business we may conduct. The account's assets are available to cover our general debts and liabilities only when the account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our general account. All obligations arising under the Certificates are our general corporate obligations.


INVESTMENT OPTIONS


In addition to the fixed account, we currently have fourteen (14) subaccounts available, each of which invests exclusively in shares of a single corresponding fund. Each of the funds was formed for use in insurance company separate accounts. Each fund has its own investment objectives, risks and expenses that determine their respective income and losses. The investment objectives and policies of certain funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the fund, however, may be higher, lower and/or unrelated to those mutual funds with some shared characteristics.

We have summarized the investment objectives and policies of each fund. There is no assurance that any fund meets its objectives. You should also read the current prospectus for each fund, which must precede or accompany this prospectus, for more detailed information, including a description of risks and expenses for each fund.

FIDELITY VARIABLE INSURANCE PRODUCTS

Fidelity Management & Research Company serves as the investment adviser to these funds.

Fund                                Investment Objective & Principal Investments
--------------------------------------------------------------------------------

VIP Contrafund/R Portfolio          This portfolio seeks long-term capital
  Service Class                     appreciation. The portfolio normally invests
                                    primarily in common stocks and securities convertible into common stocks, but it has the flexibility to invest in other types of securities. The portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

VIP Equity-Income Portfolio         This portfolio seeks income; capital
  Service Class                     appreciation is also a consideration. The
                                    portfolio normally invests in income
                                    producing common and preferred stocks. These equities may be of various quality though the portfolio does not intend to invest in companies without proven earnings and/or credit histories. It may also invest in debt securities.

VIP Growth Portfolio                This portfolio seeks capital appreciation.
  Service Class                     The portfolio invests primarily in common
                                    stocks, however, it is not restricted to any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks. The portfolio does not place any emphasis on dividend income from its investments, except when the adviser believes this income will have a favorable influence on the market value of the security. Growth may be measured by factors such as earnings or gross sales.

VIP Growth & Income Portfolio       This portfolio seeks high total return
  Service Class                     through portfolio combination of current
                                    income and capital appreciation. The
                                    portfolio expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

VIP Money Market Portfolio          This portfolio seeks maximum current income
  Service Class                     consistent with liquidity and stability of
                                    principal. The portfolio consists of
                                    high-quality, short-term money market
                                    instruments. AN INVESTMENT IN THE MONEY
                                    MARKET PORTFOLIO IS NEITHER INSURED NOR
                                    GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                                    CORPORATION OR ANY GOVERNMENT AGENCY. THERE
                                    CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL
                                    BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE
                                    OF $1.00 PER SHARE. DURING EXTENDED PERIODS
                                    OF LOW INTEREST RATES, THE YIELD OF A MONEY
                                    MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY
                                    LOW AND POSSIBLY NEGATIVE.

VIP Overseas Portfolio              This portfolio seeks long-term growth of
  Service Class                     capital. Normally, at least 80% of the
                                    portfolio's total assets will be invested in foreign securities. The portfolio may also invest in U.S. issuers. The portfolio defines foreign securities as securities of issuers whose principal activities are located outside the United States.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC.

Summit Investment Partners, Inc. serves as the investment adviser to these funds.

Fund                                Investment Objective & Principal Investments
--------------------------------------------------------------------------------

Summit S&P 500 Index Portfolio      This portfolio seeks investment results that
                                    correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500
                                    Index.

Summit S&P MidCap 400               This portfolio seeks investment results that
  Index Portfolio                   correspond to the total return performance
                                    of U.S. common stocks, as represented by the S&P MidCap 400 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least
                                    95% between the total return of its net
                                    assets before expenses and the total return of the S&P MidCap 400 Index.

Summit Russell 2000 Small Cap       This portfolio seeks investment results that
  Index Portfolio                   correspond to the investment performance of
                                    U.S. common stocks, as represented by the Russell 2000 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least
                                    95% between the total return of its net
                                    assets before expenses and the total return of the Russell 2000 Index.

Summit Nasdaq-100 Index Portfolio   This portfolio seeks investment results that
                                    correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index.

Summit EAFE International Index     This portfolio seeks investment results that
  Portfolio                         correspond to the investment performance of
                                    foreign stocks, as represented by the Morgan
                                    Stanley EAFE Index. The portfolio will
                                    attempt to achieve, in both rising and
                                    falling markets, a correlation of at least
                                    95% between the total return of its net
                                    assets before expenses and the total return of the EAFE International Index.

Summit Lehman Aggregate Bond        This portfolio seeks investment results that
  Index Portfolio                   correspond to the total return performance
                                    of the bond market, as represented by the Lehman Aggregate Bond Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least
                                    95% between the total return of its net
                                    assets before expenses and the total return of the Lehman Aggregate Bond Index.

PIMCO VARIABLE INSURANCE TRUST

Pacific Investment Management Company LLC (PIMCO) serves as investment adviser to these funds.

Fund                                Investment Objective & Principal Investments
--------------------------------------------------------------------------------

PIMCO Real Return                   This portfolio seeks return in excess of
  Administrative Class              inflation consistent with preservation of
                                    capital by ordinarily investing at least 80% of its net assets in inflation protected bonds of the United States and foreign entities.

PIMCO Low Duration                  This portfolio seeks total return consistent
  Administrative Class              with preservation of capital by ordinarily
                                    investing primarily in a diversified
                                    portfolio of fixed income securities and is categorized as a short-term bond fund.

The funds currently sell shares:

(a) to the variable account as well as to separate accounts of insurance companies that are not affiliated with us; and

(b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts.

We currently do not foresee any disadvantages to you arising from the sale of shares to variable products not affiliated with us. However, we will always try to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a fund's response to any of those events or conflicts insufficiently protects you, we will take action on our own.

We may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the funds and/or affiliate(s) and may be significant. In addition, Woodmen Financial Services, Inc., the principal underwriter of the Certificates, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some investment options.

Each fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

Certain voting rights are attributable to the funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. For more information see Voting Rights (page 16)

DISCLAIMER

The S&P 500 Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's/R," "S&P/R," "S&P 500/R," "Standard & Poor's 500," "500," "S&P MidCap 400
Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the

Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index.

Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. "Nasdaq" and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Fund. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use or any data included therein.

The EAFE International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI") or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE Index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the account or that the account may purchase. We reserve the right to eliminate the shares of any investment option and to substitute any shares of another investment option. We also may substitute shares of funds with fees and expenses that are different from the funds. We will not substitute any shares attributable to your interest without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the variable account, each of which would invest in a new investment option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new investment option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to you on a basis we determine. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current subaccounts that are being substituted for or deleted, you may surrender the portion of your accumulated value funded by such subaccount without paying the associated surrender charge. You may also transfer the portion of the accumulated value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the subaccounts under the Certificates, we may:

-     operate the account as a management investment company under the 1940 Act;

- deregister the account under that Act in the event such registration is no longer required; or

-     combine the account with other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under your Certificate.


YOUR CERTIFICATE


PURCHASING A CERTIFICATE

Your Certificate is an individual flexible premium deferred variable annuity. It provides you with a way to save for retirement or some other long-term goal on a tax-deferred basis. We offer the Certificate to members and people who are eligible for membership. You may apply for a Certificate by completing and submitting an application available through your securities licensed Woodmen representative. We do not issue joint Certificates (joint annuitants) or group Certificates. However, we may issue a Certificate with a single annuitant that is jointly owned.

We may issue your Certificate as a nonqualified annuity. We may also issue your annuity as a qualified annuity that funds a retirement plan such as an Individual Retirement Annuity (IRA); a Roth Individual Retirement Annuity (Roth
IRA); a Tax-Sheltered Annuity (TSA); or an annuity for a Simplified Employee Pension Plan (SEP-IRA). Retirement plans such as these already provide you with most, if not all, of the tax-deferral benefits provided by an annuity.

You must give us or arrange to have sent to us a single premium payment of at least $2,000 (or $1,000 for a qualified annuity) along with your application. The minimum amount we will accept for subsequent premiums is $250 or $50 with a monthly automatic premium payment (see "Automatic Premium Payments" below). Initial premium payments over $1,000,000 require our prior approval, as do subsequent annual premium payments over $50,000. Your initial premium will be credited in the manner described in the next paragraph. There are certain circumstances in which you would not have to provide an initial premium to establish your Certificate. These circumstances include, but are not limited to, establishing your Certificate through a TSA or an employer-sponsored retirement plan.

FREE LOOK AND ALLOCATING YOUR INITIAL PREMIUM

Your Certificate provides a "free look" of at least ten (10) days after you receive your Certificate and it is longer in some states. If you do decide to cancel your Certificate, you must deliver or mail the Certificate along with a written request to us at the home office or return it to the Registered Representative who delivered it to you. Upon cancellation, the Certificate will be void as of the effective date and you will receive your Certificate's accumulated value (or your premiums, if greater) as of when we receive your cancellation. You will generally receive your money within seven (7) days after we receive your request for cancellation. However, if your Certificate is an IRA and you decide to cancel it within seven (7) days from the receipt of your IRA disclosure, but after your free look has expired, we may refund your premium less any payments made.

Because you have a "free look" we reserve the right to allocate all your premiums to the Money Market Subaccount for fifteen (15) days to allow for delivery of your Certificate. After this period, we will allocate the accumulated value of your Certificate to the subaccount(s) and/or fixed account according to your original instructions.

AUTOMATIC PREMIUM PAYMENTS

You may make regularly scheduled premiums through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. You may set it up at the time of your application or later by contacting us at the home office. When you set this up, you may select the date you want us to withdraw a premium from your account. If the date you select falls on a date that is not a valuation date, such as a weekend or holiday, we will initiate the request on the next business day. We allocate the premium when we receive it. You must give us at least five (5) days notice to stop or change your allocation for future premiums. Your notice should be sent to our home office.

OWNER, ANNUITANT AND/OR PAYEE

If you own the Certificate you can name beneficiaries, assign the Certificate, transfer allocations between subaccounts and the fixed account, and designate who receives any annuity payments or distributions under the Certificate. The annuitant is the person whose life determines the annuity benefits payable under the Certificate and whose death results in payment of the death benefit. The annuitant must be a natural person and is the benefit member of the fraternal benefit society. The beneficiary receives the death benefit, if any, that is paid when the annuitant dies. The payee is any party that the owner selects to receive distributions. The payee will generally receive these distributions during the annuity period. We reserve the right to approve any payee that is an entity rather than a person. Laws regulating qualified annuities may limit an owner's ability to designate annuitants, beneficiaries and payees.

BENEFICIARIES

You may name one or more beneficiaries to receive the death proceeds payable under the Certificate. You may change beneficiaries by sending a request to the home office. We may provide a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your request at the home office. A change in beneficiary is only effective if the request was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations. State property laws may affect your ability to select a beneficiary other than a spouse.

YOUTH CERTIFICATES

We provide Certificates that allow an adult applicant, when applying for a Certificate in the name of a youth member to have the option to designate the owner as ownership either in the applicant or in the youth member. If the youth member is the owner of the Certificate, the applicant shall retain control over the Certificate until the youth member reaches the age of majority. The applicant controller can exercise all rights in the Certificate, except for the right of assignment, on behalf of the youth member until the youth member reaches the age of majority. If the applicant controller dies before the youth member reaches the age of majority, we will recognize that person who has the duty to support the youth member and/or who in fact does support the youth member, as the person who is entitled to exercise the rights that the applicant controller could have exercised.

TRANSFERRING OWNERSHIP

You may absolutely assign your Certificate by sending an assignment request to our home office before the annuity starting date. You may not be able to assign a Certificate you control for another or a Certificate issued in connection with retirement plans. We must receive and approve any assignment request before it is effective. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Certificate, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Certificate.

CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS

If your Certificate is used in a qualified plan and the owner is the plan administrator or trustee, the plan administrator may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a Certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than as may be permitted by laws applicable to such plans.


ACCUMULATION PERIOD


The period during which you invest premiums in the variable and/or fixed account under the Certificate is the accumulation period. During this time the Certificate may increase or decrease in value depending on the performance of the variable account and how much additional premium you invest. For most owners any increase in the Certificate's value remains tax-deferred until a distribution is made. Any distributions you take from the Certificate during the accumulation period are taxable to the extent there is gain in the Certificate. Accumulation period distributions are taxed differently than annuity payments. For annuity payments (periodic payments from a settlement contract), any cost basis in the Certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain (if there is any).

VALUING YOUR CERTIFICATE

We determine the accumulated value of your Certificate on each valuation date (each day that both the New York Stock Exchange and we are open for business). We credit premium payments to your Certificate based on the accumulated value next determined after receipt of a premium. Your Certificate's value during the accumulation period is the total of your values in the variable account and the fixed account.

VARIABLE ACCOUNT VALUATION

Your variable account value is the total value of your subaccounts. When we established each subaccount, we set the subaccount unit value at $10 ($1 for the money market subaccount). The subaccount unit value of a subaccount increases or decreases from one valuation period to the next depending on the investment experience of the underlying fund as well as the daily deduction of charges. We calculate the value of each subaccount by multiplying the number of subaccount units attributable to that subaccount by the subaccount unit value for the subaccount. Any amounts allocated to a subaccount will be converted into subaccount units of the subaccount. We credit subaccount units to your subaccount when you allocate your premiums or transfer amounts to that particular subaccount. The number of subaccount units we credit is determined by dividing the premium or other amount credited to the subaccount by the subaccount unit value for that valuation date. We reduce your subaccount units in a subaccount when you withdraw or transfer from that subaccount and by any certificate fee charged to your Certificate. The investment experience of the fund underlying each subaccount will cause the subaccount unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the fund underlying the corresponding subaccounts you choose. Because of all of the factors affecting a subaccount's performance, its value cannot be predetermined.

FIXED ACCOUNT VALUATION

You may choose to deposit some or none of your money in the fixed account portion of the Certificate. This fixed account is our general account. We declare the effective annual interest rate that applies to the fixed account each month and this rate shall be at least 3% per year. This effective rate applies to amounts in the fixed account including new premiums or amounts newly transferred from a subaccount (new money) for the certificate year. After that period expires, a new rate will be declared for all deposits and will be effective for another certificate year. The rate of interest in effect at any time for a Certificate may differ from the rate or rates in effect for other Certificates with different certificate anniversaries. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the fixed account value may not exceed 3% for any 12-month period.

DOLLAR COST AVERAGING PLAN

You may make regular transfers from your money market subaccount to other subaccounts by establishing a dollar cost averaging plan. You may use dollar cost averaging until the amount in your money market subaccount is completely transferred or the amount remaining is less than your authorized preset amount. You may terminate or change your plan at any time by request that is effective five (5) days after we receive it at the home office. If you wish to make a substantial deposit in your Certificate, dollar cost averaging allows you to spread your investment in the markets over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an appropriate form and full information concerning the plan and its restrictions, from your Woodmen Registered Representative or from our home office.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the unit prices are high.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

You may transfer your Certificate's value among the subaccounts and the fixed account subject to a few restrictions outlined in this prospectus. Such transfers must take place during the accumulation period. We will process your requests for transfers that we receive at our home office, in good order, before the close of business on that valuation date, usually 3:00 p.m. central time. We will process requests we receive after that time as of the close of business on the following valuation date.

We process a transfer by redeeming subaccount units from the subaccount(s) you specify and reinvesting the proceeds in subaccount units of the other subaccounts and/or the fixed account as you specify. We impose the following restrictions on transfers. You must transfer out at least $100 or, if less, the total value of the subaccount or fixed account from which you are making the transfer. You must transfer in a minimum amount of $50 (or total value if less) to any subaccount or to the fixed account.

You may make twelve (12) free transfers from one or more subaccounts in each certificate year. After that, we will charge you $25 for each subsequent transfer and deduct it from the amount of transfer. Transfers through the asset rebalancing program or dollar cost averaging plan do not count towards your twelve (12) free transfers.

You may make only one (1) transfer from the fixed account in each certificate year. The transfer may not exceed the greater of $500 or 25% of the total value of the fixed account at the time of transfer. Transfers from the fixed account are not subject to a transfer charge and do not count toward your twelve free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in subaccount units of the subaccount or subaccounts you have selected.

We did not design the Certificate in general or this transfer privilege in particular to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more certificate owners. In addition, the funds may restrict or refuse transactions as a result of certain market timing activities. You should read the funds' prospectuses for more details.

ASSET REBALANCING PROGRAM

You may choose to automatically rebalance your Certificate value periodically under the asset rebalancing program. You can elect to participate in the program at the time of application or at a later time. Asset rebalancing may be set up annually, semi-annually or quarterly to begin on the 5th day of the month you select (or the next valuation date if the 5th is not a valuation date). Before you begin the program, you should determine your investment goals and risk tolerance.

To elect to participate in the program, you must send us a written request at our home office. Any request will override any previous rebalancing allocations you may have chosen. Rebalancing continues until you stop or change it, which is done in writing (unless a valid telephone election exists for the account) and must be received at the home office at least five (5) days before it becomes effective. The fixed account is excluded from this program. We reserve the right to change this program at any time. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses.

TELEPHONE TRANSACTIONS

You may make certain transactions pursuant to your telephone instructions (telephone request) at such time we receive your signed telephone transaction authorization. We may add or limit the types of transactions from time to time. However, we are not able to accept telephone requests for surrenders or transfers among subaccounts from you if we are restricted from doing so by state or federal laws. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring identifying information, recording conversations and providing written confirmations of transactions. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request to our home office. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

We reserve the right to suspend or limit telephone transactions. Every telephone transaction will be reviewed by a principal of the distributor who will also review the account history and any other available relevant information prior to approving such transaction and submitting it to Woodmen. If the principal has reason to believe that any such transaction constitutes an attempt to "market time" to the detriment of other Certificate holders, such proposed transaction may be refused.

The phone number for telephone transactions is 1-877-664-3332.

MARKET TIMING

The Certificate is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a subaccount or its underlying fund. These could result in a fund holding large cash positions or to frequently buy or sell portfolio securities. Such transfers may affect the value of the fund's shares, interfere with the efficient management of its portfolio, and increase its brokerage and administrative costs. While the particular design of the Woodmen Variable Annuity, in particular its surrender charges, make it a relatively inefficient vehicle for achieving short-term trading profits, nevertheless the possibility may exist.

In order to protect our Certificate holders from potentially harmful activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading. We consider certain factors in order to identify potentially harmful activity, including the following:

the number of transfers made over a period of time;

the length of time between transfers;

whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations,

the dollar amount(s) requested for transfers; and

whether the transfers are part of a group of transfers made by a third party on behalf of several individual Certificate holders.


If we detect that an individual is engaged in a market timing scheme, we will, to the extent consistent with our legal obligations and the Certificate holders' contractual rights to make transfers among the subaccounts, cancel all orders believed to be part of the market timing scheme, and we will prohibit the individual suspected of engaging in a market timing scheme from utilizing our telephone transaction service in the future. Individuals so suspected of engaging in market timing will be required to make all future orders through our written process.


Our policies may vary due to differences in operational systems and the size and nature of the underlying funds. Subject to the terms of the Certificate, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt your rights or interests. In addition, some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests if, in the judgment of the investment adviser or other responsible party, it would be unable to invest effectively in accordance with the particular fund's investment objective or policies, or the fund would otherwise potentially be adversely affected. If such a transfer request is refused, we may not be able to effect certain allocations or transfers that a Certificate owner has requested. Our ability to detect and deter such harmful conduct may be limited by operational or technological limitations.

In addition, the terms of some Certificates, historical practices or actions, or certain regulatory restrictions may limit our ability to apply transfer or other restrictions. This may result in a dilution in the value of your investment. There may also be increased brokerage and administrative costs that may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that there will not be harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants. Please refer to the prospectuses of the underlying funds for a discussion of each fund's policies and procedures with respect to deterring short term trading and market timing.

We do not currently offer Internet transaction capability to Certificate owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE

You may make a withdrawal from or surrender your accumulated value during the accumulation period if the annuitant is alive and the remaining value of the Certificate is at least $1,000. To make a withdrawal, you first must make a request to our home office. If we permit it in the future, a telephone request for a withdrawal or surrender, may require us to withhold for federal income taxes. Currently, to surrender your Certificate and receive your surrender value, you must submit a signed form to our home office. The surrender will not be processed until we receive your surrender request at our home office. You may obtain a form by contacting your Woodmen Registered Representative or by calling us at 1-877-664-3332. We generally must receive a withdrawal or surrender request by 3:00 p.m. central time on a valuation date in order to process it on the same day.

We will normally pay you the requested amount within seven (7) days of receiving your request. You will receive the accumulated value less any applicable surrender charge and any applicable certificate fee. In certain cases, such as when physical disasters may curtail markets, we may postpone payment of your surrender beyond the seven (7) days, and then only when permitted by law or regulation. You may select the subaccount(s) or fixed account as the source(s) for your withdrawal. However, we must agree to any selection. If you request a withdrawal and do not specify its source (the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You may not withdraw less than $250 at one time.

There are legal restrictions on withdrawals from 403(b) Certificates (also known as Tax Sheltered Annuities). Certificates issued in connection with qualified plans under section 401 of the Code may also restrict certain distributions. See your plan document for more information.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty if made before you attain age 59-1/2.

SYSTEMATIC WITHDRAWALS

You may make systematic withdrawals from your Certificate. These are a series of periodic payments from your Certificate based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the Certificate. This type of withdrawal is not considered annuitization nor are the payments considered annuity payments. You may only establish this payout option during the accumulation period. Payments made to you under this option may be subject to surrender charges. You should consult a tax adviser about the tax consequences of making these systematic withdrawals.

DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE

We will pay the surrender value to the beneficiary if you die while the annuitant is alive.

DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE

We will pay the death proceeds to the beneficiary when the annuitant dies. The death benefit equals the greater of:

(a) the accumulated value; or

(b) the minimum death benefit amount.

We calculate the death proceeds as of the end of the day, if it is a valuation date and we receive such proof prior to the closing of the NYSE, or if received after such closing then as of the end of the next valuation date, unless a state requires otherwise. A beneficiary may elect to receive the death proceeds as a lump sum in order to satisfy the distribution requirements. Other options for death proceeds may be available. (See "Annuity Payment Options" on page 13) If the beneficiary requests payment of the death proceeds in a lump sum, we will generally pay it within seven (7) days after we receive due proof of death. If you do not select an option within sixty (60) days of the day we receive due proof of death, we may pay out a lump sum. Death proceeds are equal to or greater than the minimum value required by law.

MINIMUM DEATH BENEFIT

The minimum death benefit amount is equal to the sum of premiums paid reduced proportionately by any withdrawals, accumulated at an effective annual interest rate of 4%. After the annuitant's attained age 80, the minimum death benefit amount will no longer be accumulated with interest. The minimum death benefit amount is limited to a maximum of 200% of the total premiums paid reduced proportionately by any withdrawals. A withdrawal will reduce the minimum death benefit amount in the same proportion that the accumulated value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the minimum death benefit amount immediately prior to the withdrawal by the ratio of the withdrawal to the accumulated value immediately prior to the withdrawal. The minimum death benefit value is a guaranteed amount in death proceeds, regardless of the current investment performance of your Certificate.

DISTRIBUTIONS

If any owner, including any owner who is also the annuitant, dies prior to the annuity starting date, the Certificate will continue and the entire certificate benefit must be distributed within five (5) years after the death of the owner, except if any portion of the certificate benefit is payable to a designated beneficiary, within the meaning of section 72(s) (4) of the Internal Revenue Code of 1986, as amended, such portion may be distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary. Such distributions must begin not later than one (1) year after the date of the owner's death.

If the sole beneficiary is the deceased owner's spouse, the surviving spouse may elect to continue this Certificate as his or her own. If the spouse does so choose, upon his or her subsequent death the entire certificate benefit must be distributed as otherwise required by law and the Certificate.


ANNUITY PERIOD


The period when you begin to receive payments based on the amounts you accumulated under your Certificate is the annuity period. This period begins on the annuity starting date. At this time we offer payment options only on a fixed basis, but we may later offer additional payment options.

ANNUITY STARTING DATE

The date set to start your annuity payments when you apply for your Certificate is the annuity starting date. After your first certificate anniversary you may change this date as you desire but you cannot set a date beyond the first of the month after the certificate anniversary on or following the annuitant's 95th birthday. If your Certificate is a qualified Certificate you may be required to take minimum distributions no matter what annuity starting date you select. Some states may also place limitations on extending an annuity starting date. Your annuity payments will begin on your annuity starting date unless you previously surrendered your Certificate or if we have paid out all of the death proceeds to your beneficiary. In those cases no annuity payments will be paid.

SETTLEMENT OPTION CONTRACTS

If you select an annuity payment option, we will transfer your surrender value on your annuity starting date to our fixed account, and we will issue you a settlement option contract. Your annuity proceeds will not vary with the performance of the variable account. We will pay the annuity proceeds to the payee that you designated. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee. The settlement option contract will pay an amount each payment period as selected by you or the beneficiary. The payment periods available are one (1), three (3), six (6) and twelve (12) months.

ANNUITY PAYMENT OPTIONS

The following annuity payment options are generally available to you under the
Certificate:

OPTION 1: SINGLE LIFE ANNUITY An amount will be paid each payment period for a fixed period of years and after that for so long as the payee lives. The fixed period may be between 0 and 20 years. On the death of the payee during the fixed period, payments will continue to the beneficiary of the settlement option contract for the balance of the fixed period.

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY An amount will be paid each payment period for so long as two (2) joint payees are alive. On the death of either payee, the survivor will receive a percentage of the payment for so long as the survivor lives. The percentage of the payment to the survivor may be between 25% and 100%.

OPTION 3: FIXED PERIOD An amount will be paid each payment period for a fixed period of up to thirty (30) years.

If the accumulated value is to be paid out under this option and is subject to a surrender charge at the time of election, then:

1.) If a period of at least ten (10) years is selected, the accumulated value will be used in determining the settlement option payment and the surrender charge scale will be transferred to the settlement option contract.

2.) If a period of less than ten (10) years is selected, the surrender charge will be applied and the surrender value will be used in determining the settlement option payment.

OPTION 4: FIXED AMOUNT A fixed amount will be paid each period until the certificate benefit held under this option, together with interest on the unpaid balance, is exhausted.

If the accumulated value is to be paid out under this option and is subject to a surrender charge at the time of election, the total amount paid each year can not be more than 12% of the accumulated value. The surrender charge scale will be transferred to the settlement option contract.

With respect to each annuity payment under an option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

Interest rates applicable to annuity payment options may be declared monthly with an effective annual guaranteed minimum interest rate of 3%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges, and experience.

DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE

If an owner/payee dies on or after the annuity starting date and before all of the annuity proceeds have been paid, we must pay any remaining amounts at least as rapidly as payments were being paid on the date of death.

--------------------------
CERTIFICATE FEES & CHARGES
--------------------------

SALES CHARGE

You do not pay any sales charge or sales load when you invest in your Certificate.

CERTIFICATE FEE

During the accumulation period we currently deduct an annual $30 certificate fee. We may change this fee but will never charge more than $45. This fee is deducted on the anniversary date of each certificate year or upon surrender of the Certificate if that is earlier. We deduct the fee from your variable account value in proportion to the amounts in your subaccounts unless a state requires otherwise. The purpose of this fee is to reimburse us for administrative expenses relating to the Certificate. We do not deduct this charge if your variable account value is at least $50,000 at the time of assessment. We reserve the right to waive this fee.

SURRENDER CHARGE

We may deduct a surrender charge or "backend load" from any withdrawal or surrender of premiums (including a surrender to effect an annuity other than options 1 and 2 after one (1) year) and on systematic withdrawals. For the purpose of determining your surrender charge, any amount that you withdraw will be treated as coming from premiums in the order in which they were paid. Amounts deducted to pay a surrender charge on a withdrawal are not themselves subject to the surrender charge and are assessed against your remaining account balance(s) rather than reducing your withdrawal.

The length of time between each premium payment and surrender determines the amount of the surrender charge.

The charge is a percentage of the premiums surrendered according to the following schedules:

--------------------------------------------------------------------------
                                        Annuitant Issue Age
                        --------------------------------------------------
  Premium
   Year                   0-60*               61-75                76-85
--------------------------------------------------------------------------
     1                     7%                  6%                   5%
--------------------------------------------------------------------------
     2                     6%                  5%                   4%
--------------------------------------------------------------------------
     3                     5%                  4%                   3%
--------------------------------------------------------------------------
     4                     4%                  3%                   2%
--------------------------------------------------------------------------
     5                     3%                  2%                   1%
--------------------------------------------------------------------------
     6                     2%                  1%                   None
--------------------------------------------------------------------------
     7                     1%                  None                 None
--------------------------------------------------------------------------
     8 or more             None                None                 None
--------------------------------------------------------------------------

*Applies to all ages in Connecticut.
--------------------------------------------------------------------------------

In each certificate year, you may make free withdrawals of up to 10% of the accumulated value existing at the time you made the first withdrawal in that certificate year. A free withdrawal is a withdrawal without a surrender charge. This right is not cumulative from certificate year to certificate year, so each certificate year you are only allowed to take a total of up to 10% from your accumulated value without incurring a surrender charge.

PLEASE NOTE

Certain withdrawals and surrenders are subject to federal tax penalties and there may be other restrictions on withdrawals and surrenders from qualified plans. See "Federal Tax Matters" on page 17 for more information.

PREMIUM TAX CHARGE

Currently, we do not assess a charge against the variable account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the variable account result in any federal income tax liability to us or we become subject to state premium taxes.

OTHER TAXES

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.

TRANSFER CHARGE

You may make twelve (12) free transfers in each certificate year. We will charge $25 for each subsequent transfer.

FUND EXPENSES

Each fund pays charges and expenses out of its assets. The prospectuses for the funds describe the charges and expenses.

---------------------------------------------
MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS
---------------------------------------------

We currently charge an annual mortality and expense risk charge of 1.25% of the average daily net asset value of the variable account. We may raise or lower this charge in the future but the charge will never exceed 1.40%.

OUR MORTALITY RISK

We assume a mortality risk from our obligation to pay death proceeds to the beneficiary if the annuitant under a Certificate dies during the accumulation period. The annuitant may die prior to the annuity starting date at a time when the death benefit guaranteed by the Certificate may be higher than the accumulated value of the Certificate. The surrender value is lower for Certificates under which a surrender charge remains in effect, while the amount of the death proceeds under such Certificates is sometimes unaffected by the surrender charge. Accordingly, our mortality risk is higher under such Certificates than it would be under otherwise comparable Certificates that impose the surrender charge upon payment of death proceeds.

We assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under some payment options that extend for a life (or lives). If certain settlement options are selected, we relieve the payee(s) of the risk of outliving the amounts paid during retirement.

We assume a mortality risk under our annuity purchase rate tables that are guaranteed for the life of your Certificate. Our settlement options are based on a guaranteed effective annual interest rate of 3%. Options 1 and 2 are based on a guaranteed effective annual interest rate of 3% using the Annuity 2000 Mortality Table.

OUR EXPENSE RISK

We assume an expense risk under the Certificates. If the certificate fee we deduct from the Certificates to cover administrative expenses is not sufficient to cover the expenses actually incurred, we can't raise these fees in excess of what is stated in the Certificate (i.e., $45). Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the Certificates; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the variable account. We impose the mortality and expense risk charge on such subaccount in the variable account for the mortality and expense risks assumed under the Certificates.

If the mortality and expense risk charge and other charges under a Certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. If the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

------------------------------------------
GENERAL INFORMATION ABOUT THE CERTIFICATES
------------------------------------------

THE ENTIRE CONTRACT

The entire contract between you and us consists of your Certificate, including any endorsements or amendments attached; your application, including any supplemental documents; and our Articles of Incorporation, Constitution and Laws in force as of the effective date of your Certificate. We will not contest the contract.

GENDER NEUTRAL BENEFITS

Under our settlement options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for Certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person's sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to certain qualified plans and those plans where an employer believes that the Norris decision applies.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Certificate may be purchased.

VOTING RIGHTS

Certain voting rights are attributable to the funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended or if the present interpretation of it should change and as a result, we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

You have voting interests with respect to fund shares only during the accumulation period. During the annuity period (during which you receive annuity payments) you have no interest in the funds and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the variable account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the fund you have the right to cast as of the record date. These votes are cast at the meeting of the fund. We will solicit voting instructions by writing to you before the meeting in accordance with procedures established by a fund.

Any fund shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any fund shares our affiliates or we hold in proportion to the aggregate votes of all shareholders in the fund. We will send to everyone having a voting interest in a subaccount proxy materials, reports and other materials relating to the appropriate fund.

STATE VARIATIONS

Any state variations in the Certificates are covered in a special certificate form for use in that state. This prospectus provides a general description of the Certificates. Your actual Certificate and any endorsements are the controlling documents. If you lose or misplace your Certificate and any endorsements, contact our home office.

SURPLUS REFUNDS AND ASSESSMENTS

If our board of directors declares any surplus refunds to Certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your subaccount(s) and/or fixed account in the same proportion that premiums would be credited. We do not anticipate any surplus refunds.

If our general account reserves should become impaired (insufficient under certain circumstances to cover our obligations) our board of directors may require Certificate owners to make additional payments. If payments are not made, it shall be a debt against the Certificate accruing interest at 5% per year. No personal liability will attach to a Certificate owner but you may recognize taxable income.

OUR REPORTS TO YOU

We will mail, at least annually, a report showing the accumulated value of your Certificate as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make, except that when permitted by law or rule, we may omit sending confirmations for scheduled transactions such as dollar cost averaging or automatic rebalancing programs. Please review confirmations and reports immediately and inform us of any discrepancies. If we do not hear from you within sixty (60) days, we will assume all information is accurate.

DATE OF RECEIPT

Unless we state otherwise, the date we receive any premium, written request, telephone request or any other communication is the actual date it is received at our home office in proper form. If we receive them after the close of trading on the New York Stock Exchange, usually 3:00 p.m. central time or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

PAYMENT BY CHECK

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you for withdrawal. This period of time will not exceed fifteen (15) days.

POSTPONEMENT OF PAYMENTS AND TRANSACTIONS

We will normally make payments of any surrender value within seven (7) days after we receive your request at our home office. However, we may delay this payment or any other type of payment from the variable account for any period when the New York Stock Exchange is closed for trading other than customary weekend and holiday closings or trading is restricted; an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or the Securities and Exchange Commission or other legally authorized authority order permits or orders the delay.

We may also postpone transfers and allocations of accumulated value among the subaccounts and the fixed account under these circumstances. We may delay payment of any surrender value from the fixed account for up to six (6) months after we receive a request at our home office.

QUESTIONS ABOUT YOUR CERTIFICATE

You may make inquiries regarding the Certificate by writing or calling our home office. The address for the home office is Woodmen of the World, 1700 Farnam Street, Omaha, NE 68102. The toll-free telephone number is 1-877-664-3332.


FEDERAL TAX MATTERS


INTRODUCTION


This section provides a summary of certain federal income tax considerations resulting from the purchase, ownership and disposition of a Certificate. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury Department regulations (the "Regulations"), judicial decisions and Internal Revenue Service ("IRS") rulings and other administrative materials interpreting the Code, existing on the date of this prospectus. These authorities, however, are subject to change (retroactively in some instances) by Congress, the Treasury Department and the courts. The discussion below is general in nature and is not intended as an exhaustive treatise on the income taxation of Certificates. In addition, taxes other than federal income taxes, such as foreign, state and local taxes, and federal estate and gift taxes, may apply in connection with the purchase, ownership and disposition of Certificates. This discussion is not exhaustive and is not intended as tax advice.


PROSPECTIVE PURCHASERS OF CERTIFICATES ARE URGED TO CONSULT WITH, AND MUST RELY UPON, THEIR OWN TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS AND POTENTIAL CHANGES IN APPLICABLE LAW, INCLUDING THE APPLICATION OF STATE AND LOCAL, FOREIGN AND OTHER TAX CONSIDERATIONS, IN EVALUATING THE TAX CONSEQUENCES OF PURCHASING AND OWNING A CERTIFICATE.

----------------------------------------------
INCOME TAXATION OF WOODMEN OF THE WORLD AND/OR
OMAHA WOODMEN LIFE INSURANCE SOCIETY
----------------------------------------------

FEDERAL TAX STATUS

As a fraternal benefit society, we are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the sale of Certificates or establishment or maintenance of the variable accounts supporting the Certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws applicable to the variable accounts or to us, or to both.

TAXATION OF VARIABLE ACCOUNTS

As previously described herein, holders of Certificates will be offered a choice of broadly defined investment options that will allow them to allocate the assets underlying their Certificates to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the variable account, each of which will pursue a specified, broadly defined investment strategy. The Code generally provides that the income, gains and losses from variable account investments are not income to us so long as the Certificates and the variable accounts meet certain requirements. Because the Certificates and the variable accounts are expected to meet such requirements, we anticipate no tax liability resulting from the Certificates and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the Certificates or the variable accounts. We may make charges for such taxes if there is a change in federal, state or local tax laws attributable to the Certificates and/or the variable accounts.

-----------------------------------
STATUS OF CERTIFICATES AS ANNUITIES
-----------------------------------

A Certificate will be treated as an annuity for federal income tax purposes provided certain requirements are satisfied including:

* the Certificate must be owned by an individual (or an individual is treated as the owner for tax purposes);

*     variable account investments must be "adequately diversified;"

* we, rather than you, must be considered the owner of variable account assets for federal tax purposes;

* payments must appropriately amortize premium payments and certificate earnings;

* if any owner of the Certificate dies on or after the annuity starting date and before the entire interest in such Certificate has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distributions being used as of the date of his death; and

* if any owner of a Certificate dies before the annuity starting date, the entire interest in such Certificate must be distributed within five years after the death of such holder.

CERTIFICATES HELD BY NON-NATURAL PERSONS

As a general rule, Certificates held by "non-natural persons," such as corporations, trusts or similar entities, are not treated as annuity contracts for federal income tax purposes. The investment income on these Certificates is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity holding the Certificate as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a Certificate under a nonqualified deferred compensation plan for its employees. Because we are a fraternal benefit society, we reserve the right to limit certificate ownership by a non-natural person. Additional exceptions to this rule include:

*     certain Certificates acquired by a decedent's estate;

* certain Certificates issued in connection with a qualified retirement plan (see "Qualified Plans" below);

*     certain Certificates used with structured settlement agreements; and

* certain Certificates purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS

For the Certificate to be treated as an annuity for federal income tax purposes, variable account investments supporting the Certificates must be "adequately diversified." The Treasury Secretary has issued regulations prescribing standards for adequately diversifying variable account investments. If the variable accounts supporting a Certificate fail to comply with these diversification standards, the Certificate would not be treated as an annuity for federal income tax purposes and the owner would generally be taxed on the difference between the Certificate value and the premium payments.

Although the investments of the subaccounts of the variable account are controlled by the mutual fund or investment option corresponding to each subaccount of the variable account, we expect that each variable account will comply with the diversification requirements prescribed by the Code and Regulations.

OWNERSHIP TREATMENT

In certain circumstances, the Certificate owner may be considered the owner of the assets of the variable account supporting the Certificate. In those circumstances, income and gains from variable account investments are includible in the gross income of the Certificate holder currently. The IRS, in published rulings, has ruled that a variable contract owner will be considered the owner of variable account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of the Regulations concerning investment diversification, that those Regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account [such as the subaccounts that support the Certificates] may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that the IRS would issue guidance by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts [of a segregated asset account] without being treated as owners of the underlying assets.

In Rev. Rul. 2003-91, 2003-2 C.B. 347, assets that funded the variable contracts at issue in the ruling were held in different accounts that are maintained separately from those holding the assets that fund the issuer's traditional life insurance products. The accounts were divided into subaccounts, each offering a different investment strategy, which are available only through the purchase of a variable contract. The purchaser of the variable life insurance or annuity contract specified the premium allocation, and could transfer funds among subaccounts, but has no legal, equitable, direct or indirect interest in any of the assets and could not select or recommend investments or investment strategies. On these facts, the IRS ruled that a holder of a variable contract would not be considered the owner of the assets that fund the contract and therefore, the income derived from the assets is not taxed to the holder of the contract in the year it is earned. The ownership rights under the Certificate are substantially similar to those described in Rev. Rul. 2003-91. Accordingly, we expect that holders of Certificates will not considered the owner of the assets of the variable account. To the extent that the law changes on the issue of ownership, we reserve the right to change the Certificate as necessary to attempt to prevent you from being considered the owner of the variable account assets. However, there is no assurance that our efforts would be successful.

DELAYED ANNUITY STARTING DATE


If the annuity starting date occurs (or is scheduled to occur) when the annuitant has reached an advanced age (e.g., past age 85), it is possible that the Certificate might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Certificate could be currently includable in income.

----------------------------
INCOME TAXATION OF ANNUITIES
----------------------------

The discussion under this "Income Taxation of Annuities" section assumes that the Certificate will be treated as an annuity for federal income tax purposes. It further assumes that the Certificate is not a qualified Certificate held in connection with a retirement plan that receives favorable treatment under the Code (referred to herein as "Qualified Plans") unless otherwise specifically noted. For a discussion of certain federal income tax matters pertaining to the purchase and ownership of qualified Certificates see the discussion below under "Qualified Plans."

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in nonqualified certificate value are generally not taxable to the owner or annuitant until received as annuity payments or otherwise distributed.

TAXATION OF WITHDRAWALS, ASSIGNMENTS, PLEDGES AND PARTIAL SURRENDERS

Cash withdrawals, the value of any part of an annuity contract pledged or assigned and amounts received on partial surrender under annuity contracts entered into after August 13, 1982 are taxable as income to the extent that the cash value of the contract immediately before the payment exceeds the investment in the contract. This amount is referred to as the "income on the contract. To the extent the amount received is greater than the excess of cash surrender value over investment in the contract, the amount will be treated as a tax-free return of investment. Investment in the contract equals the total of premium payments (to the extent such payments were neither deductible when made or excludible from income as, for example, in the case of certain contributions to qualified Certificates) minus any amounts previously received from the Certificate that were not includible in your income. Taxable amounts described in this section may also be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions" below) and be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding" on page ).

In the case of an assignment or pledge, the investment in the contract is increased by the amount included in taxable income by reason of the assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release).

If the board of directors requires the Certificate owner to make additional payments in connection with the general account reserves becoming impaired, and such payments are not made, the debt levied against the Certificate will be treated in the same manner as a pledge for federal income tax purposes.

GRATUITOUS TRANSFERS

If an owner transfers a Certificate without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her Certificate value and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contact will increase by the amount included in taxable income by the transferor.

COMPLETE SURRENDER, REDEMPTION OR MATURITY

Amounts received on complete surrender, redemption or maturity are taxed under the cost recovery rule. Under this rule, a taxpayer receives all amounts tax-free until he has recovered his investment in the contract. Thereafter, amounts are fully taxable. The gain is ordinary income, not capital gain.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

Generally, a 10% penalty tax applies to a taxable payment from a Certificate. Exceptions to this general rule include:

*     payments received on or after the owner reaches age 59-1/2;

* payments received on the account of the owner becoming disabled (as defined in the tax law);

* payments made to a beneficiary after the owner's death or, for non-natural owners, after the primary annuitant's death;

* payments made as a series of substantially equal periodic payments (at least annually) for the owner's life (or life expectancy) or for the joint lives (or joint life expectancies) of the owner and a designated beneficiary (within the meaning of the tax law); or

* payments made under a Certificate purchased with a single premium when the annuity starting date is no later than a year from the date of certificate purchase and substantially equal periodic payments are made at least annually.

A similar penalty tax, discussed under "Qualified Plans" on page __, applies to Qualified Certificates.

AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Certificate may be determined by combining some or all of the annuity contracts you own. For example, if you purchase a Certificate and also purchase another annuity at approximately the same time, the IRS may treat the two as one annuity contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity, the IRS might treat the two contracts as one contract. The effects of aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount that might be subject to the 10% penalty tax.

TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by
(2) the ratio of the investment in the contract you allocate to the fixed annuity payment option, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Certificate (determined under Treasury Department Regulations). Once the total amount of the investment in the contract is excluded using this formula, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year. Annuity payments may be subject to federal income tax withholding requirements (See "Federal Income Tax Withholding" on page __).

There may be special income tax issues present in situations where the owner and annuitant are not the same person and are not married to one another. You should consult with and must rely upon your own tax adviser in those situations.

TAXATION OF CERTIFICATE BENEFITS AT DEATH

Amounts may be distributed upon your or the annuitant's death, either before or after the annuity starting date.

Before the annuity starting date, death proceeds are includible in income and:

* if distributed in a lump sum, the gain if any is taxable as ordinary income. Gain is measured by subtracting (1) total gross premiums from (2) the death benefit plus aggregate dividends and any other amounts that have been received under the contract which were excludable from gross income; or

* if distributed under an annuity payment option are taxed like annuity payments.

After the annuity starting date, where a guaranteed period exists and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income and:

* if received in a lump sum are includible in income if they exceed the unrecovered investment; or

* if distributed in accordance with the annuity payment option selected by the decedent, are taxable to the beneficiary in the same manner as to the decedent (i.e., the beneficiary will exclude the same portion of each payment as originally computed for the decedent).

Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding" on page __)

LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

In the case of a Certificate held by a non-natural owner (e.g., a corporation), all or some portion of otherwise deductible interest may not be deductible by the owner. However, this interest deduction disallowance does not affect Certificates where the owner is taxable each year on the investment income under the Certificate. Entities considering purchasing a Certificate, or entities that will be beneficiaries under a Certificate, should consult and must rely on their own tax adviser.

POLICY EXCHANGES

You can exchange certain life insurance, endowment and nonqualified annuity contracts tax free under Section 1035 of the Code. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a Certificate issued by us without incurring a tax as a result of the exchange. The exchange of a life insurance policy, endowment contract or fixed annuity contract for a variable annuity contract should qualify as a tax free exchange under Section 1035 as well. Often these exchanges may result in surrender charges and losses or reductions in benefits such as the guaranteed minimum death benefit. If, after careful evaluation, you determine an exchange may be in your best interest, please make sure you comply with the income tax rules and regulations that apply. For example, to receive tax-free treatment, a contract generally must be exchanged for the Certificate. If you simply surrender a contract and apply the proceeds of that contract towards the purchase of a Certificate, you may not qualify to receive tax-free treatment under Section 1035 of the Code and you will be taxed in the manner provided under "COMPLETE SURRENDER, REDEMPTION OR MATURITY." In addition, to receive tax-free treatment under Section 1035 of the Code, the contracts must be payable to the same person or persons. If no cash or other non-like kind property is received in connection with any exchange, any gain will not be recognized. But the cost basis of the new Certificate will be the same as the cost basis of the old policy (plus any premiums paid and less any excludable dividends received after the exchange.) Be aware that certain IRS reporting requirements apply in the case of policies exchanged under Section 1035 of the Code (see Section 6047(d) of the Code).

If you are considering such an exchange, you should consult with and must rely upon your own professional tax adviser to ensure that the requirements of
Section 1035 are met.

---------------
QUALIFIED PLANS
---------------

The Certificates are also designed for use in connection with retirement plans that receive favorable treatment under the Internal Revenue Code ("Qualified Plans"). As previously noted, such Certificates are referred to herein as "qualified Certificates." Numerous special tax rules apply to the participants in Qualified Plans and to qualified Certificates. We make no attempt in this prospectus to provide more than general information about use of a Certificate with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and qualified Certificates often differ from federal income tax rules, and this prospectus does not describe any of these differences.

Qualified Certificates are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the qualified Certificate. In addition, we may not be bound by terms and conditions of Qualified Plans if they are inconsistent with the Certificate as it may be amended. Those who intend to use the Certificate in connection with Qualified Plans should consult with and must rely upon their own tax advisers.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, in the case of both withdrawals and annuity payments under certain qualified Certificates, there may be no "investment in the contract" and the total amount received may be taxable. Also, while currently not permitted by your Certificate, loans from qualified Certificates, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. (You should always consult with and rely upon your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made to acquire a qualified Certificate, and the tax deduction or exclusion that may be claimed for such contribution, are limited under Qualified Plans.

If a Certificate is used with a Qualified Plan, you and the annuitant must be the same individual. For qualified Certificates issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act ("ERISA"), the spouse or former spouse of the owner will have rights in the qualified Certificate. In such a case, the owner may need the consent of the spouse or former spouse to change annuity payment options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the qualified Certificate.

Qualified Certificates are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which the minimum required distribution exceeds the actual distribution. In the case of individual retirement annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70-1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death proceeds under your qualified Certificate may affect the amount of the minimum required distribution that must be taken from your qualified Certificate.

A 10% penalty tax may apply to the taxable amount of payments from qualified Certificates. For individual retirement annuities, the penalty tax does not apply to a payment:

*     received after you reach age 59-1/2;

* received after your death or because of your disability (as defined in the tax law); or

* made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary (as defined in the tax law).

In addition, the penalty tax does not apply to certain distributions used for qualified first-time home purchases, for higher education expenses, for certain medical expenses or for payment of health insurance premiums made by unemployed individuals. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult with and must rely upon your own tax adviser. Other exceptions may apply.

QUALIFIED PLAN TYPES

We may issue qualified Certificates for the following types of Qualified Plans. Employers and individuals intending to use the Certificate in connection with these plans should consult with and must rely upon their own tax adviser.

Individual Retirement Annuities

The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amount contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA. A Certificate may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

Simplified Employee Pensions (SEP IRAs)

The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs.

SIMPLE IRAs

The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence.

Roth IRAs

The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

*     Roth IRA contributions are never deductible;

*     "qualified distributions" from a Roth IRA are excludible from income;

*     mandatory distribution rules do not apply before death;

*     a rollover to a Roth IRA must be a "qualified rollover contribution;"

*     under the Code, special eligibility requirements apply; and

*     contributions to a Roth IRA can be made after the owner has reached age
      70-1/2.

All or part of a traditional IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert a traditional IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a conversion in a taxable year from a non-Roth IRA to a Roth IRA.

Any "qualified distribution," as defined in Section 408A of the Code, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after the Certificate has been held in a Roth IRA for five (5) years if the distribution is made after you reach age 59-1/2, after your death, because of your disability or to a first-time homebuyer who meets certain requirements.

Section 403(b) Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations to have their employers purchase annuity Certificates for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity Certificates are commonly referred to as "tax-sheltered annuities."

Tax-sheltered annuity Certificates must contain restrictions on distributions attributable to:

* contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

*     earnings on those contributions; and

* earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59-1/2, severed from employment, died or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of applicable tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship.

Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the value of the Certificate to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

Corporate & Self-Employed Pension And Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may also establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of a Certificate in order to provide benefits under the plans.

Rollover Distributions

If a Certificate is used with a retirement plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code, any "eligible rollover distribution" from the Certificate will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

*     minimum distributions required under Section 401(a)(9) of the Code; * and
      * distributions made as a result of hardship

* certain distributions for life, life expectancy, or for ten (10) years or more that are part of a "series of substantially equal periodic payments."

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from a Certificate, as discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to an eligible retirement plan. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

------------------------------
FEDERAL INCOME TAX WITHHOLDING
------------------------------

We withhold and send to the U.S. government a part of the taxable portion of each distribution unless the payee notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is currently 10%. The current federal withholding rate for eligible rollover distributions is 20%.

OTHER INFORMATION


RIGHTS RESERVED BY WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY

We reserve the right to make certain changes when such changes would serve your interests or if it would carry out the purposes of your Certificate. We can only make these changes when permitted by law and we will also obtain all required approvals. Some examples of such changes are:

* to operate the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

*     add, delete, combine or modify subaccounts in the variable account;

* restrict or otherwise eliminate any voting rights of Certificate owners or other persons who have voting rights as to the variable account;

* add, delete or substitute, for the fund shares held in any subaccount, the shares of another fund or any other investment allowed by law; and

* make any amendments to the Certificates necessary to comply with the provisions of the Code or any other applicable federal or state law.

DISTRIBUTION ARRANGEMENTS

Woodmen Financial Services, Inc., a Nebraska corporation, is the principal underwriter of your Certificates. It is our wholly owned, indirect subsidiary and its offices are located at 1700 Farnam Street, Omaha, NE 68102. Woodmen Financial Services, Inc. is a member of the National Association of Securities Dealers, Inc. (NASD) and a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

Woodmen Financial Services, Inc.' s registered representatives must also be licensed by state insurance departments to sell the Certificates. We may permit selling agreements with other broker-dealer firms to sell the Certificates. In addition, we may retain other firms to serve as principal underwriter of the Certificates. Certificates may not be available in all states.

Woodmen Financial Services, Inc. uses us as its paying agent to pay its representatives commissions and other distribution compensation on the sale of Certificates. This will not result in any charge to you in addition to the charges already described in this prospectus. We will pay representatives a commission of not more than 5% of the premiums paid on the Certificates. In addition to direct compensation, representatives may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the owners or the variable account.

EFFECT OF STATE LAWS

Certain provisions of the Certificate may vary from state to state in order to conform with applicable state law. This prospectus describes generally applicable provisions. You should refer to your Certificate for any variations required by state law.

CONFIDENTIALITY

Notwithstanding anything in this Prospectus to the contrary, any offeree (an "Offeree") of Certificates (including, without limitation, each employee, representative or other agent of an Offeree), may disclose to any person the proposed and actual "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation ss.1.6011-4) of the offering of Certificates to such Offeree and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such Offeree relating to such tax treatment or tax structure; provided that, with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the offering of Certificates to such Offeree as well as other information, such permitted disclosure shall apply solely to such facts and relevant portions of the document or similar item that relate to such tax treatment or tax structure.

Notwithstanding the foregoing to the contrary, an Offeree shall not disclose any of the information described the foregoing paragraph if (i) such disclosure is prohibited by applicable securities laws, or (ii) such disclosure would cause us to be required to register the sale of Certificate to such Offeree under the Securities Act or any such state securities laws.

LEGAL PROCEEDINGS

Like other insurers, we are involved in various lawsuits and contingencies that have arisen from the normal conduct of business including claims which appear to be similar to claims asserted in class actions brought against many other life insurers and fraternals. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the account. There are no lawsuits threatened or pending against the account.

--------------------
FINANCIAL STATEMENTS
--------------------

The audited statutory-basis statements of admitted assets, liabilities and surplus of Woodmen of the World Life Insurance Society/Omaha Woodmen Life Insurance Society (Society) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, surplus and cash flow for each of the three (3) years in the period ended December 31, 2004, as well as the related Reports of Independent Auditors are contained in the Statement of Additional Information.

The statutory-basis financial statements of the Society should be considered only as bearing on the Society's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account. Financial information for the year ended December 31, 2004 and for the period from the account's inception (July 1, 2003) through December 31, 2003 is contained in the Statement of Additional Information. This Statement of Additional Information, dated April 30, 2005, contains further information about the Woodmen Variable Annuity Account and has been filed with the Securities and Exchange Commission.

The Woodmen Variable Annuity's Fund's Statement of Additional Information, and certain other information can he reviewed and copied at the SEC's Public Reference Room. Information about the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of Fund documents may be obtained, after paying a duplication fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request to publicinfo@sec.gov.

These documents and other information about the Fund are also available without charge at the SEC's website: www.sec.gov. (File 811-21254)

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

SAI-      General Information

SAI-      Regulation and Reserves

SAI-      Principal Underwriter

SAI-      Subaccounts

SAI-      Performance Information

SAI-      Legal and Accounting

SAI-      Financial Statements

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                   ORDER FORM

Please send me a copy of the most recent statement of additional information
(SAI) for the Individual Flexible Premium Deferred Variable Annuity Certificate.

_______________________________ (Date)

________________________________________________________________________________
(Name)

________________________________________________________________________________
(Street Address)

________________________________________________________________________________
(City) (State) (Zip Code)

Send to Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700Farnam Street, Omaha, NE 68102.

You may also make your request by calling toll-free at 1-877-664-3332.

--------
Appendix
--------

Condensed Financial Information

The Account commenced operations on July 1, 2003; however, initial premiums were received by the Subaccounts at various later times. The information presented below reflects the accumulation unit information for the Subaccounts for the year ended December 31, 2004 and for the period from May 1, 2004 through December 31, 2004 for the two PIMCO Subaccounts. You should read this information along with the separate account's and Woodmen of the World's financial statements and notes that are included in the SAI.

The unit value of any Subaccount of the separate account will not generally be the same as the net asset value per share of the corresponding underlying Fund in which that Subaccount invests. A reason for this deviation is that each unit value consists of the underlying Fund's net asset value minus charges to the separate account. In addition, dividends declared by the underlying Fund are reinvested by the Subaccount in additional shares of that Fund. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in a Subaccount or the separate account does not change as a result of such distributions.

-------------------------------------------------------------------------------------------------------------------------
                                  Accumulation     Accumulation      Accumulation     Number of Units   Number of Units
                                  Unit Value       Unit Value        Unit Value       December 31,      December 31,
                                  July 1, 2003     December 31,      December 31,     2003              2004
                                  (Inception)      2003              2004
-------------------------------------------------------------------------------------------------------------------------
Fidelity/R VIP Contrafund/R      $10.00           $11.64            $13.26            21,167            127,462S
Portfolio Service Class
-------------------------------------------------------------------------------------------------------------------------
Fidelity/R VIP Equity-Income      10.00            11.69             12.86            33,048            132,431
Portfolio Service Class
-------------------------------------------------------------------------------------------------------------------------
Fidelity/R VIP Growth             10.00            11.63             11.86            10,448            49,268
Portfolio, Service Class
-------------------------------------------------------------------------------------------------------------------------
Fidelity/R VIP Growth & Income    10.00            10.93             11.42            19,075            85,260
Portfolio Service Class
-------------------------------------------------------------------------------------------------------------------------
Fidelity/R VIP Money Market       1.00             1.00              1.00             242,867           364,854
Portfolio Service Class
-------------------------------------------------------------------------------------------------------------------------
Fidelity/R VIP Overseas           10.00            12.90             14.46            4,042             24,958
Portfolio, Service Class
-------------------------------------------------------------------------------------------------------------------------
Summit S&P 500 Index Portfolio    10.00            11.41             12.44            15,311            51,626
-------------------------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index       10.00            11.95             13.66            4,838             55,193
Portfolio
-------------------------------------------------------------------------------------------------------------------------
Summit Russell 2000 Small Cap     10.00            12.34             14.34            7,007             58,113
Index Portfolio
-------------------------------------------------------------------------------------------------------------------------
Summit Nasdaq-100 Index           10.00            12.10             13.15            4,397             19,906
Portfolio
-------------------------------------------------------------------------------------------------------------------------
Summit EAFE International Index  $10.00            12.29             14.32            1,071             6,985
Portfolio
-------------------------------------------------------------------------------------------------------------------------
Summit Lehman Aggregate Bond      10.00            9.86              10.09            25,090            70,092
Index Portfolio
-------------------------------------------------------------------------------------------------------------------------

                                                   Accumulation      Accumulation
                                  Accumulation     Unit Value        Unit Value       Number of Units   Number of Units
                                  Unit Value       May 1, 2004       December 31,     December 31,      December 31,
                                  July 1, 2003     (Inception)       2004             2003              2004
-------------------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio       NA               10.00             10.78            NA                33,650
-------------------------------------------------------------------------------------------------------------------------
PIMCO Low Duration Portfolio      NA               10.00             10.08            NA                20,617
-------------------------------------------------------------------------------------------------------------------------

                        (LOGO) Woodmen Financial Services

1700 Farnam Street Omaha, NE 68102 1.877.664.3332

                                Member NASD, SIPC

Woodmen Financial Services, Inc. is the distributor of the Woodmen Variable Annuity and is a wholly owned, indirect subsidiary of: Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society 1700 Farnam Street, Omaha, NE 68102

                       STATEMENT OF ADDITIONAL INFORMATION

Dated April 30, 2005



Offered By: Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2005, for Woodmen Variable Annuity Account (the separate account) describing an Individual Flexible Premium Deferred Variable Annuity Certificate (certificate) that Woodmen of the World and/or Omaha Woodmen Life Insurance Society is offering to persons eligible for membership in the Society. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus. A copy of the prospectus may be obtained at no charge by writing Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102 or by calling (877) 664-3332.

TABLE OF CONTENTS

                                           Page

General Information                     SAI -

Regulation and Reserves                 SAI -

Principal Underwriter                   SAI -

Subaccount                              SAI -

Performance Information                 SAI -

Legal and Accounting                    SAI -

Financial Statements                    SAI -

GENERAL INFORMATION

Woodmen of the World and/or Omaha Woodmen Life Insurance Society (Woodmen) is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established under the laws of the State of Nebraska. Woodmen is a non-profit, non-stock, membership organization licensed to do business in all states. Membership in Woodmen is open to all that share its values and members are joined together for insurance, education, and patriotic and volunteer opportunities.

REGULATION AND RESERVES

Woodmen is subject to regulation by the Office of the Commissioner of Insurance of the State of Nebraska and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. Woodmen's operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the laws that affect the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this increased regulation will occur or, if so, what the effect on Woodmen would be.

Pursuant to state insurance laws and regulations, Woodmen is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including holders of these certificates, if Woodmen were to incur claims or expenses at rates significantly higher than expected or experience significant unexpected losses on its investments.

If mandated under applicable law, we may be required to reject a premium. We may also be required to block a certificate owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

PRINCIPAL UNDERWRITER

Woodmen Financial Services, Inc. (WFS), a wholly-owned, indirect subsidiary of Woodmen, serves as the exclusive principal underwriter of the continuously offered certificates pursuant to a Principal Underwriting and Servicing Agreement to which WFS and Woodmen, on behalf of itself and the separate account, are parties. The certificates will be sold through Woodmen representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of WFS. Representatives of other broker-dealer firms with which WFS has executed a selling agreement may also sell the certificates, although currently no such selling agreements are contemplated. In addition, Woodmen may engage other firms to serve as principal underwriters of the certificates but has not yet done so. For the period from July 1, 2003 (inception) through December 31, 2003 WFS received $95,484 and paid out $88, 449 to its registered representatives. For the year 2004 WFS received $365,329 and paid out $322,453 to its registered representatives.

SUBACCOUNTS

The following are the funds that will underlie a corresponding subaccount

----------------------------------------------------------------------------------------------------------------------
Fund                                                         Woodmen Variable Annuity Subaccount
----------------------------------------------------------------------------------------------------------------------
Summit Pinnacle Series
----------------------------------------------------------------------------------------------------------------------
Nasdaq-100 Index Portfolio                                   Nasdaq-100 Index
----------------------------------------------------------------------------------------------------------------------
Russell 2000 Small Cap Index Portfolio                       Russell 2000 Small Cap Index
----------------------------------------------------------------------------------------------------------------------
MSEAFE Portfolio                                             MSEAFE
----------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index Portfolio                               S&P MidCap 400 Index
----------------------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio                                      S&P 500 Index
----------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index Portfolio                        Lehman Aggregate Bond Index
----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds
----------------------------------------------------------------------------------------------------------------------
VIP Equity Income Portfolio Service Class 1                  VIP Equity Income
----------------------------------------------------------------------------------------------------------------------
VIP Contrafund-Portfolio Registered Trademark Service        VIP Contrafund- Registered Trademark
Class 1
----------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio Service Class 1                         VIP Growth
----------------------------------------------------------------------------------------------------------------------
VIP Growth & Income Portfolio Service Class 1                VIP Growth & Income
----------------------------------------------------------------------------------------------------------------------
VIP Overseas Portfolio Service Class 1                       VIP Overseas
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
VIP Money Market Service Class 1                             VIP Money Market
----------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust Funds
----------------------------------------------------------------------------------------------------------------------
PIMCO Real Return Fund Administrative Class                  Real Return
----------------------------------------------------------------------------------------------------------------------
PIMCO Low Duration Fund Administrative Class                 Low Duration
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The separate account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual return on amounts invested by any particular owner. There is not yet any performance information for the subaccounts.

Money Market Subaccount - Yield and Effective Yield

Advertisements for the certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount's yield is calculated based on a hypothetical pre-existing account having a balance of one Money Market Subaccount's unit at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes and income other than investment income, in the accumulation unit value during the seven- day period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the accumulation unit value at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount's effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of certificate, withdrawal or surrender charges. The certificates currently are not subject to charges for state premium taxes.

The 7-day yield and effective 7-day yield for the money market subaccount for the 7 days ended December 31, 2004 was 0.74% and 0.75%

Other Subaccounts

30-Day Yield: Advertisements for the certificates may include 30-day yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing the dividends and interest per accumulation unit earned during the period (i.e., the net investment income earned by the Fund portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by the maximum offering price per accumulation unit on the last day of the period, according to the following formula that assumes a semi- annual reinvestment of income:

      Yield = 2[(((a-b)/cd)+1)6-1]

      Where:

                        a  =  Net investment income earned during the period
                              by the portfolio attributable to the subaccount,

                        b  =  Expenses accrued for the period (net of
                              reimbursements),

                        c  =  The average daily number of accumulation units
                              outstanding during the period,

                        d  =  The maximum offering price per accumulation unit
                              on the last day of the period

Standardized and Non-Standardized Average Annual Total Return. Advertisements for the certificates may also include standardized and non-standardized average annual total return quotations for each subaccount for 1-, 5- and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1 + T)n = ERV

      Where:

                        P   =  A hypothetical initial payment of $1,000

                        T   =  Average annual total return

                        n   =  Number of years

                        ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion thereof)

The following show the subaccounts' standardized total returns for the time periods indicated after deduction of the surrender charge and the $30 annual fee charged when the variable account value is less than $50,000.


                                           Total Return for the    Total Return for the
                                              year-ended        period from July 1, 2003
                                           December 31, 2004    through December 31, 2004
                                           -------------------  -------------------------
Fidelity VIP Contrafund                          3.91%                  13.14%
Fidelity VIP Equity Income                       0.07%                  10.63%
Fidelity VIP Growth and Income                  -5.14%                   1.34%
Fidelity VIP Growth Portfolio                   -7.44%                   4.35%
Fidelity VIP Overseas Fund                       2.08%                  20.44%
Summit EAFE Int'l Portfolio                      6.59%                  19.57%
Summit Lehman Aggregate Bond Portfolio          -7.17%                  -7.10%
Summit S & P Midcap 400 Index Portfolio          4.33%                  15.58%
Summit NASDAQ 100 Index Portfolio               -1.13%                  12.47%
Summit Russell 2000 Small Cap Index P            6.24%                  19.73%
Summit S & P 500 Index Portfolio                -0.87%                   7.96%

Total Return for the period from May 1, 2004 through December 31, 2004 (not annualized) -

PIMCO Low Duration            -8.53%
PIMCO Real Return             -1.95%

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of the withdrawal or surrender charges that may be imposed at the end of the period (because it is assumed that the certificate will continue through the end of each period) and the annual certificate Maintenance Charge (because the average certificate size is generally expected to be less than $50,000. If reflected, these charges would reduce the performance results presented.

Cumulative Total Return Advertisements for the certificates may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (hypothetical initial investment). Performance quotations for each subaccount reflect the deduction of all recurring fees and charges applicable to each subaccount, such as the mortality and expense risk charge and certificate maintenance charge, and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction for withdrawal or surrender charges. The certificates are not currently subject to a charge for state premium taxes. Cumulative total return is calculated by finding the cumulative rates of return of the Hypothetical Initial Investment over various periods, according to the following formula and then expressing that as a percentage: C = (ERV/P) - 1 Where: C = Cumulative total return ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period P= A hypothetical initial payment of $1,000

Performance Comparisons

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the separate account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service. In addition, each subaccount's performance may be compared in advertisements and sales literature to various benchmarks including but not limited to various Standard & Poor's indexes and Barra growth and value subdivisions thereof, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, Russell Indexes and growth and value subdivisions thereof, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Lehman Brothers Aggregate Bond Index.

The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.

LEGAL AND ACCOUNTING

All matters relating to Nebraska law pertaining to the certificates, including the validity of the certificates and our authority to issue the certificates, have been passed upon by Mark Theisen, Esquire,


The Society's statutory-basis financial statements and schedules for 2004 have been audited by Ernst & Young LLP, Suite 3400, 801 Grand Avenue, Des Moines, IA 50309-2764. Ernst & Young LLP also audited the financial statements for the Separate Account for the year ended December 31, 2004.


FINANCIAL STATEMENTS

                        Woodmen Variable Annuity Account


                          Year Ended December 31, 2004

                        Woodmen Variable Annuity Account

                              Financial Statements

                          Year Ended December 31, 2004

                                    Contents

Report of Independent Registered Public Accounting Firm.....................1

Financial Statements

Statements of Assets and Liabilities........................................2
Statements of Operations....................................................6
Statements of Changes in Net Assets........................................10
Notes to Financial Statements..............................................17

             Report of Independent Registered Public Accounting Firm

The Board of Directors of
Woodmen of the World Life Insurance Society and/or
  Omaha Woodmen Life Insurance Society
               and
Participants of the Woodmen Variable Annuity Account

We have audited the accompanying statements of assets and liabilities of each of the respective subaccounts of the Woodmen Variable Annuity Account (the Account), a separate account comprised of the NASDAQ 100 Index, EAFE International Index, Lehman Aggregate Bond Index, S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Contrafund, Equity-Income, Growth, Growth & Income, Overseas, Money Market, Low Duration and Real Return Subaccounts, as of December 31, 2004, and the related statements of operations and changes in net assets for the period(s) disclosed in the financial statements. These financial statements are the responsibility of the management of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of the Woodmen Variable Annuity Account at December 31, 2004, and the results of their operations and the changes in their net assets for the period(s) disclosed in the financial statements, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
March 25, 2005

                        Woodmen Variable Annuity Account

                      Statements of Assets and Liabilities

                                December 31, 2004

                                                            EAFE                                              Russell
                                                           Inter-      Lehman                                  2000
                                              NASDAQ       national    Aggregate    S&P 500     S&P MidCap     Small
                                             100 Index      Index     Bond Index     Index      400 Index    Cap Index    Contrafund
                                            Subaccount    Subaccount  Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
                                            ----------------------------------------------------------------------------------------
Assets
Investments in shares of mutual
  funds, at market                          $  261,815   $  100,053   $  707,124   $  642,184   $  753,901   $  833,344   $1,690,578

Liabilities                                         --           --           --           --           --           --           --
                                            ----------------------------------------------------------------------------------------
Net assets                                  $  261,815   $  100,053   $  707,124   $  642,184   $  753,901   $  833,344   $1,690,578
                                            ========================================================================================

Net assets
Accumulation units                          $  261,815   $  100,053   $  707,124   $  642,184   $  753,901   $  833,344   $1,690,578
                                            ----------------------------------------------------------------------------------------
Total net assets                            $  261,815   $  100,053   $  707,124   $  642,184   $  753,901   $  833,344   $1,690,578
                                            ========================================================================================

Investments in shares of mutual
   funds, at cost                           $  236,712   $   87,871   $  706,171   $  586,676   $  674,646   $  731,985   $1,514,192
Shares of mutual fund owned                  11,478.06     1,345.88    14,105.81     7,979.43    12,047.86    13,037.30    63,723.24

Accumulation units outstanding               19,905.88     6,984.56    70,092.25    51,625.95    55,192.69    58,113.31   127,462.04
Accumulation unit value                     $    13.15   $    14.32   $    10.09   $    12.44   $    13.66   $    14.34   $    13.26

See accompanying notes.


                                      2 & 3

                        Woodmen Variable Annuity Account

                                             Equity-                  Growth &                   Money         Low          Real
                                             Income       Growth       Income       Overseas     Market       Duration     Return
                                            Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
                                            ----------------------------------------------------------------------------------------
Assets
Investments in shares of mutual
  funds, at market                          $1,703,360   $  584,557   $  973,504   $  360,949   $  363,483   $  207,865   $  362,909

Liabilities                                         --           --           --           --           --           --           --
                                            ----------------------------------------------------------------------------------------
Net assets                                  $1,703,360   $  584,557   $  973,504   $  360,949   $  363,483   $  207,865   $  362,909
                                            ========================================================================================

Net assets
Accumulation units                           1,703,360   $  584,557   $  973,504   $  360,949   $  363,483   $  207,865   $  362,909
                                            ----------------------------------------------------------------------------------------
Total net assets                            $1,703,360   $  584,557   $  973,504   $  360,949   $  363,483   $  207,865   $  362,909
                                            ========================================================================================

Investments in shares of mutual
   funds, at cost                           $1,538,090   $  563,480   $  921,376   $  324,992   $  363,483   $  208,117   $  362,424
Shares of mutual fund owned                  67,379.76    18,336.18    70,390.76    20,696.61   363,482.53    20,181.10    28,088.94

Accumulation units outstanding              132,431.02    49,268.34    85,259.95    24,958.14   364,854.38    20,617.41    33,649.85
Accumulation unit value                     $    12.86   $    11.86   $    11.42   $    14.46   $     1.00   $    10.08   $    10.78

See accompanying notes.


                                      4 & 5

                        Woodmen Variable Annuity Account

                            Statements of Operations

              For the Year Ended December 31, 2004, Except as Noted

                                                            EAFE                                               Russell
                                              NASDAQ       Inter-       Lehman                     S&P          2000
                                               100        national     Aggregate     S&P 500      MidCap      Small Cap
                                              Index         Index     Bond Index      Index      400 Index      Index    Contrafund
                                            Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount  Subaccount
                                            ---------------------------------------------------------------------------------------
Income:
   Dividends                                $      --    $     372    $  19,208    $   1,037    $     621    $     664    $     918
Expenses:
   Mortality and expense risk                  (2,149)        (702)      (7,920)      (5,597)      (5,464)      (6,410)     (12,062)
                                            ---------------------------------------------------------------------------------------
Net investment income (loss)                   (2,149)        (330)      11,288       (4,560)      (4,843)      (5,746)     (11,144)

Realized gain (loss) on sales
   of fund shares                                 635          213        2,445        6,207        2,833        2,152       11,754

Capital gain distributions                         --          429           --           --           --           --           --
Change in unrealized appreciation/
   depreciation of investments
                                               21,745       11,112       (1,586)      44,325       76,303       96,181      159,492
                                            ---------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations                   $  20,231    $  11,424    $  12,147    $  45,972    $  74,293    $  92,587    $ 160,102
                                            =======================================================================================

See accompanying notes.


                                      6 & 7

                        Woodmen Variable Annuity Account

              For the Year Ended December 31, 2004, Except as Noted

                                                                                                                 Low         Real
                                              Equity-                  Growth &                                Duration     Return
                                              Income      Growth        Income      Overseas   Money Market   Subaccount  Subaccount
                                            Subaccount  Subaccount    Subaccount   Subaccount   Subaccount       (1)          (1)
                                            ---------------------------------------------------------------------------------------
Income:
   Dividends                                $   7,035    $     253    $   2,514    $   1,059    $   5,261    $   1,183    $   1,626
Expenses:
   Mortality and expense risk                 (13,545)      (4,879)      (8,477)      (2,718)      (6,095)        (927)      (1,468)
                                            ---------------------------------------------------------------------------------------
Net investment income (loss)                   (6,510)      (4,626)      (5,963)      (1,659)        (834)         256          158

Realized gain (loss) on sales
   of fund shares                               9,429        3,805        2,264        1,345           --            5           64

Capital gain distribution                       1,779           --           --           --           --          628       10,776
Change in unrealized appreciation/
   depreciation of investments
                                              128,380       14,828       42,851       31,851           --         (252)         485
                                            ---------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations                   $ 133,078    $  14,007    $  39,152    $  31,537    $    (834)   $     637    $  11,483
                                            =======================================================================================

See accompanying notes.

(1)   Commenced operations April 30, 2004.


                                      8 & 9

                        Woodmen Variable Annuity Account

                       Statements of Changes in Net Assets

 For the Year Ended December 31, 2004, Except as Noted, and for the Period From
       July 1, 2003 (Date Operations Commenced) Through December 31, 2003

                                                                                                        EAFE
                                                                             NASDAQ                International
                                                                           100 Index                   Index
                                                                           Subaccount                Subaccount
                                                                     ----------------------    ----------------------
                                                                        2004         2003         2004         2003
                                                                     ------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                      $  (2,149)   $    (139)   $    (330)   $     (23)
   Net realized gain (loss) on investments                                 635           12          642            3
   Change in unrealized appreciation/depreciation of investments        21,745        3,358       11,112        1,070
                                                                     ------------------------------------------------
Net increase (decrease) in net assets from operations                   20,231        3,231       11,424        1,050

Certificate transactions:
   Certificate deposits                                                 16,418          231       17,513          190
   Certificate surrenders and death benefits                            (4,759)          --       (1,821)          --
   Transfers between subaccounts, including fixed interest account     176,843       49,734       59,850       11,852
   Administrative charges                                                 (107)          --          (57)          --
                                                                     ------------------------------------------------
Net increase in net assets from certificate transactions               188,395       49,965       75,485       12,042
Contributions from/to Society to reimburse certificate
   owner/Society for processing error                                       (7)          --           (9)          61
                                                                     ------------------------------------------------
Total increase in net assets                                           208,619       53,196       86,900       13,153
                                                                     ------------------------------------------------
Net assets at beginning of period                                       53,196           --       13,153           --
                                                                     ------------------------------------------------
Net assets at end of period                                          $ 261,815    $  53,196    $ 100,053    $  13,153
                                                                     ================================================

                                                                             Lehman
                                                                         Aggregate Bond               S&P 500
                                                                        Index Subaccount         Index Subaccount
                                                                     ----------------------    ----------------------
                                                                        2004         2003         2004         2003
                                                                     ------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                      $  11,288    $   1,066    $  (4,560)   $    (396)
   Net realized gain (loss) on investments                               2,445         (244)       6,207           34
   Change in unrealized appreciation/depreciation of investments        (1,586)       2,539       44,325       11,183
                                                                     ------------------------------------------------
Net increase (decrease) in net assets from operations                   12,147        3,361       45,972       10,821

Certificate transactions:
   Certificate deposits                                                 35,235        3,643       22,947          132
   Certificate surrenders and death benefits                           (12,080)          --       (5,106)          --
   Transfers between subaccounts, including fixed interest account     424,515      240,500      403,922      163,775
   Administrative charges                                                 (253)          --         (267)          --
                                                                     ------------------------------------------------
Net increase in net assets from certificate transactions               447,417      244,143      421,496      163,907
Contributions from/to Society to reimburse certificate
   owner/Society for processing error                                       56           --          (12)          --
                                                                     ------------------------------------------------
Total increase in net assets                                           459,620      247,504      467,456      174,728
                                                                     ------------------------------------------------
Net assets at beginning of period                                      247,504           --      174,728           --
                                                                     ------------------------------------------------
Net assets at end of period                                          $ 707,124    $ 247,504    $ 642,184    $ 174,728
                                                                     ================================================

See accompanying notes.


                                     10 & 11

                        Woodmen Variable Annuity Account

 For the Year Ended December 31, 2004, Except as Noted, and for the Period From
       July 1, 2003 (Date Operations Commenced) Through December 31, 2003

                                                                             S&P MidCap                     Russell 2000
                                                                             400 Index                    Small Cap Index
                                                                             Subaccount                      Subaccount
                                                                     --------------------------    --------------------------
                                                                         2004           2003           2004           2003
                                                                     ---------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                      $    (4,843)   $      (107)   $    (5,746)   $      (192)
   Net realized gain (loss) on investments                                 2,833             14          2,152             24
   Change in unrealized appreciation/depreciation of investments          76,303          2,952         96,181          5,178
                                                                     ---------------------------------------------------------
Net increase (decrease) in net assets from operations                     74,293          2,859         92,587          5,010

Certificate transactions:
   Certificate deposits                                                   26,867            226         33,282            135
   Certificate surrenders and death benefits                             (22,216)            --        (15,652)            --
   Transfers between subaccounts, including fixed
       interest account                                                  617,235         54,714        636,841         81,288
   Administrative charges                                                   (156)            --           (183)            --
                                                                     ---------------------------------------------------------
Net increase in net assets from certificate transactions                 621,730         54,940        654,288         81,423
Contributions from/to Society to reimburse certificate
   owner/Society for  processing error                                        79             --             36             --
                                                                     ---------------------------------------------------------
Total increase in net assets                                             696,102         57,799        746,911         86,433
                                                                     ---------------------------------------------------------
Net assets at beginning of period                                         57,799             --         86,433             --
                                                                     ---------------------------------------------------------
Net assets at end of period                                          $   753,901    $    57,799    $   833,344    $    86,433
                                                                     =========================================================

                                                                                                            Equity
                                                                             Contrafund                     Income
                                                                             Subaccount                   Subaccount
                                                                     --------------------------    --------------------------
                                                                         2004           2003           2004           2003
                                                                     --------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                      $   (11,144)   $      (646)   $    (6,510)   $    (1,078)
   Net realized gain (loss) on investments                                11,754            270         11,208            582
   Change in unrealized appreciation/depreciation of investments         159,492         16,894        128,380         36,890
                                                                     --------------------------------------------------------
Net increase (decrease) in net assets from operations                    160,102         16,518        133,078         36,394

Certificate transactions:
   Certificate deposits                                                   56,330          3,072         61,662          4,024
   Certificate surrenders and death benefits                             (20,204)          (123)       (16,655)          (624)
   Transfers between subaccounts, including fixed
     interest account                                                  1,248,818        227,006      1,139,041        346,644
   Administrative charges                                                   (612)            --           (422)            --
                                                                     --------------------------------------------------------
Net increase in net assets from certificate transactions               1,284,332        229,955      1,183,626        350,044
Contributions from/to Society to reimburse certificate
   owner/Society for  processing error                                      (329)            --            218             --
                                                                     --------------------------------------------------------
Total increase in net assets                                           1,444,105        246,473      1,316,922        386,438
                                                                     --------------------------------------------------------
Net assets at beginning of period                                        246,473             --        386,438             --
                                                                     --------------------------------------------------------
Net assets at end of period                                          $ 1,690,578    $   246,473    $ 1,703,360    $   386,438
                                                                     ========================================================

See accompanying notes.


                                     12 & 13

                        Woodmen Variable Annuity Account

 For the Year Ended December 31, 2004, Except as Noted, and for the Period From
       July 1, 2003 (Date Operations Commenced) Through December 31, 2003

                                                                          Growth Subaccount        Growth & Income Subaccount
                                                                     --------------------------    --------------------------
                                                                        2004           2003           2004           2003
                                                                     ----------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                      $    (4,626)   $      (303)   $    (5,963)   $      (545)
   Net realized gain (loss) on investments                                 3,805            194          2,264            101
   Change in unrealized appreciation/depreciation of investments          14,828          6,249         42,851          9,277
                                                                     ----------------------------------------------------------
Net increase (decrease) in net assets from operations                     14,007          6,140         39,152          8,833

Certificate transactions:
   Certificate deposits                                                   35,375            526         45,157          2,368
   Certificate surrenders and death benefits                             (10,375)            --        (11,785)          (624)
   Transfers between subaccounts, including fixed
     interest account                                                    424,476        114,912        692,820        197,961
   Administrative charges                                                   (219)            --           (340)            --
                                                                     ----------------------------------------------------------
Net increase in net assets from certificate transactions                 449,257        115,438        725,852        199,705
Contributions from/to Society to reimburse certificate
   owner/Society for processing error                                       (258)           (27)           (38)            --
                                                                     ----------------------------------------------------------
Total increase in net assets                                             463,006        121,551        764,966        208,538
                                                                     ----------------------------------------------------------
Net assets at beginning of period                                        121,551             --        208,538             --
                                                                     ----------------------------------------------------------
Net assets at end of period                                          $   584,557    $   121,551    $   973,504    $   208,538
                                                                     ==========================================================

                                                                        Overseas Subaccount          Money Market Subaccount
                                                                     --------------------------    --------------------------
                                                                        2004           2003           2004           2003
                                                                     --------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                      $    (1,659)   $      (101)   $      (834)   $      (536)
   Net realized gain (loss) on investments                                 1,345             92             --             --
   Change in unrealized appreciation/depreciation of investments          31,851          4,106             --             --
                                                                     --------------------------------------------------------
Net increase (decrease) in net assets from operations                     31,537          4,097           (834)          (536)

Certificate transactions:
   Certificate deposits                                                   17,639            210      7,865,161      2,073,035
   Certificate surrenders and death benefits                              (3,595)          (123)            --             --
   Transfers between subaccounts, including fixed
     interest account                                                    263,351         48,022     (7,743,074)    (1,830,168)
   Administrative charges                                                   (111)            --            (81)            --
                                                                     --------------------------------------------------------
Net increase in net assets from certificate transactions                 277,284         48,109        122,006        242,867
Contributions from/to Society to reimburse certificate
   owner/Society for processing error                                        (24)           (54)           (20)            --
                                                                     --------------------------------------------------------
Total increase in net assets                                             308,797         52,152        121,152        242,331
                                                                     --------------------------------------------------------
Net assets at beginning of period                                         52,152             --        242,331             --
                                                                     --------------------------------------------------------
Net assets at end of period                                          $   360,949    $    52,152    $   363,483    $   242,331
                                                                     ========================================================


                                     14 & 15

                        Woodmen Variable Annuity Account

 For the Year Ended December 31, 2004, Except as Noted, and for the Period From
       July 1, 2003 (Date Operations Commenced) Through December 31, 2003



                                                                       Low Duration    Real Return
                                                                       Subaccount (1)  Subaccount (1)
                                                                       ------------------------------
                                                                          2004              2004
                                                                        ---------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                         $     256         $     158
   Net realized gain (loss) on investments                                    633            10,840
   Change in unrealized appreciation/depreciation of investments             (252)              485
                                                                        ---------------------------
Net increase (decrease) in net assets from operations                         637            11,483

Certificate transactions:
   Certificate deposits                                                       257             2,422
   Certificate surrenders and death benefits                                 (457)              (70)
   Transfers between subaccounts, including fixed interest
     account                                                              207,487           349,106
   Administrative charges                                                     (32)              (10)
                                                                        ---------------------------
Net increase in net assets from certificate transactions                  207,255           351,448
Contributions from/to Society to reimburse certificate
   owner/Society for processing error                                         (27)              (22)
                                                                        ---------------------------
Total increase in net assets                                              207,865           362,909
                                                                        ---------------------------
Net assets at beginning of period                                              --                --
                                                                        ---------------------------
Net assets at end of period                                             $ 207,865         $ 362,909
                                                                        ===========================

(1)   Commenced operations April 30, 2004.

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2004

1. Organization and Significant Accounting Policies

Organization

Woodmen Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) and exists in accordance with the rules and regulations of the Insurance Department of the State of Nebraska. The Account is a funding vehicle for individual flexible premium deferred variable annuity certificates issued by the Society.

At the direction of eligible certificate owners, the Account invests in 14 investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount                      Invests Exclusively in Shares of
--------------------------------------------------------------------------------
                                Summit Pinnacle Series
NASDAQ 100 Index                   NASDAQ 100 Index Portfolio
EAFE International Index           EAFE International Index Portfolio
Lehman Aggregate Bond Index        Lehman Aggregate Bond Index Portfolio
S&P 500 Index                      S&P 500 Index Portfolio
S&P MidCap 400 Index               S&P MidCap 400 Index Portfolio
Russell 2000 Small Cap Index       Russell 2000 Small Cap Index Portfolio

                                Fidelity Variable Insurance Products Funds
Contrafund                         VIP Contrafund-Portfolio(R) Service Class 1
Equity-Income                      VIP Equity-Income Portfolio Service Class 1
Growth                             VIP Growth Portfolio Service Class 1
Growth & Income                    VIP Growth & Income Portfolio Service Class 1
Overseas                           VIP Overseas Portfolio Service Class 1
Money Market                       VIP Money Market Service Class 1

                                PIMCO Variable Insurance Trust
Low Duration (1)                   Low Duration Portfolio
Real Return (1)                    Real Return Portfolio

(1) Commenced operations April 30, 2004.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Society's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Society may conduct.

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2004

1. Organization and Significant Accounting Policies (continued)

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Certificates in Annuitization Period

Net assets allocated to contracts in the annuitization period (none at December 31, 2004) are computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 3%. The mortality risk is fully borne by the Society and may result in additional amounts being transferred into the Account by the Society to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Society.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account's financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expense Charges

The Account reimburses the Society for certain mortality and other risks assumed by the Society. The Society deducts a daily mortality and expense risk charge from the Account at an effective annual rate of up to 1.40% (1.25% in 2004 and 2003) of the average daily net asset value of the Account. These charges are assessed in return for the Society's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued.

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2004

2. Expense Charges (continued)

The Account also pays the Society certain amounts relating to the distribution and administration of the certificates funded by the Account. The following summarizes those amounts:

      Administrative Charge: Prior to the annuity payment period, the Society will deduct an annual administrative charge, which is currently $30 to reimburse it for administrative expenses related to the certificate as certificates reached a one-year anniversary date. The administrative charge applies to certificates with net assets less than $50,000 in the variable subaccounts as of assessment day.

      Surrender Charge: A surrender charge is imposed in the event of a full or partial surrender during the first seven certificate years. A certificate owner may annually surrender a maximum of 10% of the cash value without incurring a surrender charge. The amount charged ranges, based on the annuitant's issue age, from 5% to 7% of the amount surrendered during the first certificate year and declines by 1% in each of the next six certificate years. No surrender charge is deducted if the partial surrender or surrender occurs after seven full certificate years.

      Transfer Charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year.

3. Federal Income Taxes

The Society is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Society does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Society will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the certificates.

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2004

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows for the year ended December 31, 2004, except as noted:

                                         Cost of         Proceeds
      Subaccount                        Purchases       From Sales
      -------------------------------------------------------------
      NASDAQ 100 Index                  $  192,212      $    5,973
      EAFE International Index              76,576           1,001
      Lehman Aggregate Bond Index          674,629         215,868
      S&P 500 Index                        485,733          68,809
      S&P MidCap 400 Index                 646,560          29,594
      Russell 2000 Small Cap Index         662,264          13,686
      Contrafund                         1,350,217          77,358
      Equity-Income                      1,250,978          71,865
      Growth                               495,779          51,406
      Growth & Income                      820,806         100,955
      Overseas                             289,811          14,210
      Money Market                       5,866,611       5,745,459
      Low Duration Admin (1)               209,006             894
      Real Return Admin (1)                363,701           1,341

     (1) Commenced operations April 30, 2004.

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2004

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the year ended December 31, 2004, except as noted, and for the period from July 1, 2003 (date operations commenced) through December 31, 2003:

                                                   2004                           2003
                                         -------------------------------------------------------
      Subaccount                         Purchased       Redeemed       Purchased       Redeemed
      ------------------------------------------------------------------------------------------
      NASDAQ 100 Index                     16,956          1,447          4,397             --
      EAFE International Index              6,805            891          1,071             --
      Lehman Aggregate Bond Index          84,831         39,829         27,295          2,205
      S&P 500 Index                        45,946          9,631         15,311             --
      S&P MidCap 400 Index                 61,659         11,304          4,838             --
      Russell 2000 Small Cap Index         59,616          8,510          7,019             12
      Contrafund                          123,075         16,780         21,601            434
      Equity-Income                       127,918         28,535         33,995            947
      Growth                               53,728         14,908         10,697            249
      Growth & Income                      88,528         22,343         19,315            240
      Overseas                             23,879          2,963          4,152            110
      Money Market                      9,730,367      9,608,380      2,075,421      1,832,554
      Low Duration Admin (1)               21,623          1,006             --             --
      Real Return Admin (1)                34,249            599             --             --

      (1)   Commenced operations April 30, 2004.

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2004

6. Financial Highlights

The following summarizes units outstanding, unit values, and net assets at December 31, 2004 and 2003, and investment income ratios, ratios of expenses to average net assets, and total return ratios for the year ended December 31, 2004, except as noted, and for the period from July 1, 2003 (date operations commenced) through December 31, 2003,as follows:

                                                                           Investment     Ratio of
                                                                             Income       Expenses
                                                 Unit           Net          Ratio       to Average       Total
Subaccount                        Units         Value         Assets        (1) (2)    Net Assets (3)   Return (4)
---------------------------------------------------------------------------------------------------------------------
NASDAQ 100 Index
   2004                          19,906          $13.15       $261,815          --%         1.25%           8.68%
   2003                           4,397           12.10         53,196          --          1.25           21.00
EAFE International Index
   2004                           6,985           14.32        100,053         .66          1.25           16.52
   2003                           1,071           12.29         13,153          --          1.25           22.90
Lehman Aggregate Bond Index
   2004                          70,092           10.09        707,124        3.02          1.25            2.33
   2003                          25,090            9.86        247,504        1.52          1.25           (1.40)
S&P 500 Index
   2004                          51,626           12.44        642,184         .23          1.25            9.03
   2003                          15,311           11.41        174,728          --          1.25           14.10
S&P MidCap 400 Index
   2004                          55,193           13.66        753,901         .14          1.25           14.31
   2003                           4,838           11.95         57,799         .07          1.25           19.50
Russell 2000 Small Cap Index
   2004                          58,113           14.34        833,344         .13          1.25           16.21
   2003                           7,007           12.34         86,433          --          1.25           23.40
Contrafund
   2004                         127,462           13.26      1,690,578         .09          1.25           13.92
   2003                          21,167           11.64        246,743          --          1.25           16.40
Equity-Income
   2004                         132,431           12.86      1,703,360         .65          1.25           10.01
   2003                          33,048           11.69        386,438          --          1.25           16.90
Growth
   2004                          49,268           11.86        584,557         .06          1.25            1.98
   2003                          10,448           11.63        121,551          --          1.25           16.30
Growth & Income
   2004                          85,260           11.42        973,504         .37          1.25            4.48
   2003                          19,075           10.93        208,538          --          1.25            9.30
Overseas
   2004                          24,958           14.46        360,949         .48          1.25           12.09
   2003                           4,042           12.90         52,152          --          1.25           29.00
Money Market
   2004                         364,854            1.00        363,483        1.08          1.25              --
   2003                         242,867            1.00        242,331         .40          1.25              --

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2004

6. Financial Highlights (continued)

                                                                           Investment     Ratio of
                                                                             Income       Expenses
                                                 Unit           Net          Ratio       to Average       Total
Subaccount                        Units         Value         Assets        (1) (2)    Net Assets (3)   Return (4)
---------------------------------------------------------------------------------------------------------------------
Low Duration Admin (5)
   2004                          20,617          $10.08       $207,865        1.07%         1.25%            .80%
Real Return Admin (5)
   2004                          33,650           10.78        362,909         .93          1.25            7.80

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts that commenced operations during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) When net investment income is less than $1, the amount is not reported in the Statements of Operations, but is used in the calculation of the investment income ratio.

(3) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direction reduction to unit values. Charges made directly to certificateholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts that commenced operations during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(5)   Commenced operations April 30, 2004.

STATUTORY-BASIS FINANCIAL STATEMENTS

                          Notes to Financial Statements

                                December 31, 2004

STATUTORY-BASIS FINANCIAL STATEMENTS
(FOR SEC FILING PURPOSES)

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society
Years Ended December 31, 2004, 2003, and 2002

                          Notes to Financial Statements

                                December 31, 2004

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                      Statutory-Basis Financial Statements

                  Years Ended December 31, 2004, 2003, and 2002

                                    Contents

Report of Independent Registered Public Accounting Firm......................1

Audited Statutory-Basis Financial Statements

Statutory-Basis Statements of Admitted Assets, Liabilities and Surplus.......3
Statutory-Basis Statements of Operations.....................................5
Statutory-Basis Statements of Surplus........................................6
Statutory-Basis Statements of Cash Flow......................................7
Notes to Statutory-Basis Financial Statements................................8

                          Notes to Financial Statements

                                December 31, 2004

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Woodmen of the World Life Insurance Society and/or
   Omaha Woodmen Life Insurance Society

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and surplus of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, surplus, and cash flow for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Society's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Society's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Society's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Society presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

                          Notes to Financial Statements

                                December 31, 2004

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society at December 31, 2004 and 2003 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska.


                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
April 1, 2005

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                     Statutory-Basis Statements of Admitted
                         Assets, Liabilities and Surplus
                             (Dollars in Thousands)

                                                             December 31
                                                          2004           2003
                                                       -------------------------
Admitted Assets
Cash and invested assets:
   Bonds                                               $4,834,043     $4,519,678
   Common stocks                                          232,556        192,057
   Mortgage loans                                       1,166,419      1,103,911
   Properties occupied by the Society                      22,284         23,168
   Real estate held for the production of income           89,846         97,963
   Real estate held for sale                                   --            111
   Certificate loans                                      162,828        160,430
   Cash and short-term investments                        152,944        146,481
   Call options                                             7,741          6,118
   Other invested assets                                   13,137         19,837
                                                       -------------------------
Total cash and invested assets                          6,681,798      6,269,754

Investment income due and accrued                          82,876         80,631
Amounts recoverable from reinsurers                         1,285          3,076
Electronic data processing equipment and other assets         501          1,178
Separate account assets                                   106,804         81,709
                                                       -------------------------
Total admitted assets                                  $6,873,264     $6,436,348
                                                       =========================

                                                               December 31
                                                           2004            2003
                                                         ----------------------
Liabilities and surplus
Liabilities:
   Aggregate reserves for certificates and contracts:
     Life and annuity                                    $5,060,875  $4,740,167
     Accident and health                                     18,185      17,609
   Liability for deposit-type contracts                     617,134     597,390
   Certificate and contract claims                           17,068      21,214
   Other certificateholders' funds                            2,892       6,528
   Refunds to members                                       110,350     119,530
   Accrued commissions, general expenses, and taxes          21,579      23,265
   Amounts withheld by Society as agent or trustee            4,929       6,668
   Liability for postretirement benefits                     30,599      27,154
   Liability for employees' and fieldworkers' benefits       29,639      18,389
   Interest maintenance reserve                              65,438      68,374
   Asset valuation reserve                                   86,743      78,583
   Other liabilities                                         11,031      11,526
   Separate account liabilities                             106,804      81,709
                                                         ----------------------
Total liabilities                                         6,183,266   5,818,106

Surplus                                                     689,998     618,242
                                                         ----------------------
Total liabilities and surplus                            $6,873,264  $6,436,348
                                                         ======================

See accompanying notes.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                    Statutory-Basis Statements of Operations
                             (Dollars in Thousands)

                                                                           Year Ended December 31
                                                                   2004             2003             2002
                                                                ---------------------------------------------
Income:
   Premiums and other considerations:
     Life and annuities                                         $   646,110      $   695,099      $   713,887
     Other                                                            6,536            6,930            7,711
   Investment income, net of investment expenses: 2004 -
     $26,607; 2003 - $25,360; 2002 - $25,827                        403,665          389,805          357,028
   Amortization of interest maintenance reserve                       8,813            7,822            6,402
   Commissions on reinsurance ceded and other income                    776              820              847
                                                                ---------------------------------------------
Total income                                                      1,065,900        1,100,476        1,085,875

Benefits and expenses:
   Benefits:
     Life                                                           119,371          126,886          113,234
     Annuity                                                        118,645          106,737           96,730
     Surrender                                                      103,206           90,345           86,746
     Other                                                           36,047           35,657           37,299
   Increase in aggregate reserves for certificates and
     contracts and other certificateholders' funds                  321,284          392,907          413,562
   Commissions                                                       54,229           60,811           60,817
   General insurance and fraternal expenses                         107,324          107,238           96,796
   Insurance, taxes, licenses and fees                                6,655            6,436            6,228
   Other, net                                                        14,577           10,018            7,632
                                                                ---------------------------------------------
Total benefits and expenses                                         881,338          937,035          919,044
                                                                ---------------------------------------------

Net gain from operations before refunds to members and net
   realized capital gains (losses)                                  184,562          163,441          166,831
Refunds to members                                                  115,002          125,836          135,764
                                                                ---------------------------------------------
Net gain from operations before net realized capital gains           69,560           37,605           31,067
   (losses)

Net realized capital gains (losses)                                   7,548            4,980          (20,092)
                                                                ---------------------------------------------
Net income                                                      $    77,108      $    42,585      $    10,975
                                                                =============================================

See accompanying notes.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                      Statutory-Basis Statements of Surplus
                             (Dollars in Thousands)

                                                                   Year Ended December 31
                                                           2004            2003            2002
                                                      -----------------------------------------
Balance at beginning of year                          $ 618,242       $ 534,959       $ 549,744
Net income                                               77,108          42,585          10,975
Change in net unrealized capital gains or losses         14,055          37,729         (32,710)
Change in asset valuation reserve                        (8,160)         10,984           4,736
Change in nonadmitted assets                             (1,488)         (3,558)          2,214
Minimum pension liability                               (11,347)         (4,457)             --
Prior period adjustment                                   1,588              --              --
                                                      -----------------------------------------
Total surplus at end of year                          $ 689,998       $ 618,242       $ 534,959
                                                      =========================================

See accompanying notes.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                     Statutory-Basis Statements of Cash Flow
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                               2004              2003              2002
                                                          -----------------------------------------------
Operating activities
Premium and annuity considerations                        $   644,759       $   695,074       $   713,943
Investment income, net                                        404,403           390,068           376,608
Other income                                                    7,308             7,748             8,565
                                                          -----------------------------------------------
Total cash provided by operations                           1,056,470         1,092,890         1,099,116

Benefits paid                                                (387,330)         (367,850)         (339,464)
Net transfers to separate accounts                             (7,013)           (1,793)               --
Commissions and other expenses paid                          (169,761)         (173,520)         (162,924)
Refunds paid to members                                      (124,182)         (133,279)         (137,361)
                                                          -----------------------------------------------
Total cash used in operations                                (688,286)         (676,442)         (639,749)
                                                          -----------------------------------------------
Net cash provided by operating activities                     368,184           416,448           459,367

Investing activities
Proceeds from investments sold or matured:
   Bonds                                                      431,612           755,417           521,369
   Stocks                                                      18,974            21,445            55,115
   Mortgage loans                                             147,603           249,971           201,503
   Real estate                                                 10,063             1,769             4,784
   Other invested assets                                        2,395             2,158               700
   Miscellaneous proceeds                                       4,228                --                --
                                                          -----------------------------------------------
Total investment proceeds                                     614,875         1,030,760           783,471

Cash applied, cost of investments acquired:
   Bonds                                                     (736,967)       (1,153,874)         (969,103)
   Stocks                                                     (39,891)          (41,694)          (27,743)
   Mortgage loans                                            (210,098)         (225,382)         (207,196)
   Real estate                                                 (5,916)          (15,496)           (6,638)
   Other invested assets                                         (396)          (13,776)           (3,893)
   Miscellaneous applications                                    (542)           (5,051)           (3,708)
                                                          -----------------------------------------------
Total investment applications                                (993,810)       (1,455,273)       (1,218,281)

Net increase in certificate loans                              (2,215)           (3,345)           (2,369)
                                                          -----------------------------------------------
Net cash used in investing activities                        (381,150)         (427,858)         (437,179)

Other cash provided by financing activities and
   miscellaneous sources                                       19,429            32,145            11,467
                                                          -----------------------------------------------
Net increase in cash and short-term investments                 6,463            20,735            33,655

Cash and short-term investments at beginning of year          146,481           125,746            92,091
                                                          -----------------------------------------------
Cash and short-term investments at end of year            $   152,944       $   146,481       $   125,746
                                                          ===============================================

See accompanying notes.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

1. Nature of Operations and Significant Accounting Policies

Description of Business

Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) is a nonprofit fraternal benefit society incorporated in the State of Nebraska, exempt from tax under IRC Section 501(c)(8). The Society does business using the name "Omaha Woodmen Life Insurance Society" in the following states: California, Colorado, Idaho, Montana, Nevada, Oregon, Utah, Washington, and Wyoming. In all other states, the Society is known as Woodmen of the World Life Insurance Society.

The Society operates in the individual insurance market, with emphasis on life and annuity products. The vast majority of the Society's premiums are in the family market, resulting in a relatively small average size certificate issued and in force. The Society markets its products through a captive field force and is licensed in all 50 states and the District of Columbia.

WFS Holdings, Inc., a wholly-owned subsidiary of the Society, operates as a holding company for subsidiary entities of the Society. Subsidiary entities include Woodmen Financial Services, Inc., Woodmen Insurance Agency, Inc., and Woodmen Mortgage Services, Inc.

Woodmen Financial Services, Inc., a wholly-owned subsidiary of WFS Holdings, Inc., began operating as an introducing broker-dealer on July 1, 2002 to engage in the sale of a proprietary variable product (began July 1, 2003) offered by the Society to its members.

Woodmen Insurance Agency, Inc., a wholly-owned subsidiary of WFS Holdings, Inc., is an insurance agency offering insurance products not offered by the Society. Woodmen Mortgage Services, Inc., a wholly owned subsidiary of WFS Holdings, Inc., is a mortgage lending entity offering mortgage loans to the general public and Woodmen of the World membership.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation

The Society's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska (statutory accounting practices), which practices differ in some respects from accounting principles generally accepted in the United States
(GAAP).

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners' (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interest in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

1. Nature of Operations and Significant Accounting Policies (continued)

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, valuation allowances would be established when the Society determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus for statutory purposes, rather than being included as a component of operations as would be required by GAAP.

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations for statutory purposes rather than at cost less accumulated depreciation under GAAP. Investment income and operating expenses include rent for the Society's occupancy of those properties for statutory purposes.

Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statement of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

The Asset Valuation Reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

The accounts and operations of the Society's subsidiaries are not consolidated with the accounts and operations of the Society and the Society's share of undistributed earnings and losses of these subsidiaries is included in unrealized gains and losses, whereas consolidation is required under GAAP.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

1. Nature of Operations and Significant Accounting Policies (continued)

The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as "nonadmitted" are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded for statutory purposes rather than as a reduction to the amount of costs deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Reinsurance amounts are netted against the corresponding receivable or payable balances for statutory purposes rather than shown as gross amounts on the statements of financial position under GAAP.

Revenues for universal life-type policies and annuity policies with mortality or mortality risk consist of premiums received and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

1. Nature of Operations and Significant Accounting Policies (continued)

Expenses for pension benefits and postretirement benefits other than pensions are recognized in accordance with the statutory method which does not accrue for the non-vested employees or future earnings considerations rather than including active participants not currently eligible and future earnings considerations for GAAP purposes.

Refunds to members are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Society's statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

Cash and Short-Term Investments

In connection with preparation of its statutory-basis statements of cash flow, the Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments.

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the interest method, and adjusted for other than temporary declines in fair value. For the loan-backed securities included in the bond portfolio, the Society uses the prospective adjustment method for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of these securities. Prepayment assumptions for publicly traded premium/ discount loan-backed securities were obtained from Bloomberg. Privately placed loan-backed securities do not require adjustments for prepayment risks due to provisions within the terms and conditions of the notes. For the equity tranche investment in a

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

1. Nature of Operations and Significant Accounting Policies (continued)

collateralized debt obligation included in other invested assets, the Society uses the prospective adjustment method for the effects of changes in prepayment and default assumptions. The prepayment and default assumptions are obtained from a third-party broker. The Society used valuations provided by the NAIC Securities Valuation Office or, as per valuation instructions, provided by them. Common stocks are reported at market for unaffiliated companies and adjusted for other than temporary declines in fair value. For the Society's noninsurance subsidiary, the common stock is carried at GAAP equity value.

Mortgage loans are stated at the unpaid principal balance less any unearned discount. The Society records impaired loans at the present value of expected future cash flows discounted at the loan's effective interest rate, or as an expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Real estate occupied by the Society and real estate held for the production of income are reported at depreciated cost, net of encumbrances. Investment real estate that the Society has the intent to sell is reported at the lower of depreciated cost or fair value, net of encumbrances. Depreciation is calculated on both a straight-line basis and an accelerated basis over the estimated useful lives of the properties.

Certificate loans are stated at unpaid principal balances.

During 2003, and 2002, the Society sold participations in certain mortgage loans for consideration of approximately $66.9 million and $84.9 million, respectively, resulting in gains of approximately $6.3 million, and $3.9 million. The gains were credited to the statutory statements of operations and are carried as an other invested asset on the statutory statements of admitted assets, liabilities, and surplus. This asset represents the discounted cash flow value of the difference in the participation interest rate and the underlying interest rate on the mortgage loans and will be amortized over the life of the participation agreement. During 2004, the Society did not sell participations in mortgage loans.

Net realized capital gains and losses on investments are determined using the specific identification basis.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

1. Nature of Operations and Significant Accounting Policies (continued)

The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR. Declines in value deemed to be other than temporary are charged to the statutory-basis statement of operations as realized losses.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities which are amortized into net investment income over the estimated remaining lives of the investments sold.

Derivatives

The Society may take positions from time to time in certain derivative instruments to manage the impact of changes in interest rates, the change in equity market values, or equity indexes on certain certificate liabilities. Financial instruments used for such purposes include S&P 500 European call options and covered equity call options. As of December 31, 2004 and 2003, the Society has not entered into any interest rate hedging instruments. The Society's use of derivatives is further described in Note 3.

Derivative instruments are valued consistently with the accounting treatment of the underlying security. Over-the-counter S&P 500 European call options are carried at market value, based upon binomial calculations that are compared to valuations received from brokers for reasonableness. The liability for short positions in covered equity calls sold for the production of income is carried at market value based upon exchange values.

The Society's risk of loss is typically limited to the fair value of its derivative instruments rather than the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. The Society is also exposed to credit losses in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

1. Nature of Operations and Significant Accounting Policies (continued)

Securities Lending

In order to generate income and to offset expenses, the Society lends portfolio securities to registered broker-dealers or other eligible parties. Loans of securities may not exceed 20% of the Society's total admitted assets and are collateralized by cash and/or U.S. Government securities that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, including accrued interest. The trust department of a financial institution administers the Society's securities lending program. The administrator monitors the adequacy of the collateral daily and requires the borrower to provide additional collateral in the event the value of the collateral falls below 102% of the market value of the securities on loan. While such securities are on loan, the borrower will pay the Society any income accruing thereon, and the Society earns income on the collateral received, thus increasing its return. The Society has the right to call any such loan and obtain the securities loaned at any time as allowed by required notice provisions. The loaned securities remain the property of the Society and therefore continue to be carried and accounted for as invested assets. The Society has a revenue sharing agreement with the custodian bank for earnings generated by the lending program. Since the Society does not have general use of the collateral, the collateral is not reflected in the accompanying statutory statements of admitted assets, liabilities, and surplus.

At December 31, 2004 and 2003, the following securities were loaned to broker-dealers and other eligible parties:

                                                  2004             2003
                                               ----------       ----------

      Common stocks, at market value           $  141,835       $  148,485
      Bonds, at cost                              983,158          762,666
                                               ---------------------------
      Total                                    $1,124,993       $  911,151
                                               ===========================

Reserves for Insurance, Annuity and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

1. Nature of Operations and Significant Accounting Policies (continued)

amounts required by the Insurance Department of the State of Nebraska. The Society waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any portion of the final premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Substandard certificates are valued on the same basis as standard certificates. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is equal to the guaranteed interest credited to these funds during the year.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Reserves for the Society's equity-indexed annuity product are calculated using the Market Value Reserve Method. Updated market values on the call options backing this product are used in the determination of reserves. The method used for determining the fair values of the call options used in calculating the aggregate reserve liability for the equity-indexed annuity product is the same method used in establishing the statement value of the call options on the asset side of the statutory statements of admitted assets, liabilities, and surplus.

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are entered directly as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

1. Nature of Operations and Significant Accounting Policies (continued)

Reinsurance

The Society reinsures certain risks related to a small portion of its life and accident and health insurance business. Reinsurance premiums, expenses and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other entities (2004 - $6,914; 2003 - $7,705; and 2002 - $7,082) are reported as a reduction of premium income and insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2004 - $20,180; 2003 - $16,268; and 2002 - $13,194). The Society is
contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

Separate Accounts

Separate Accounts represent funds related to the Society's Retirement Plan liabilities, which are backed by common stocks, and the Woodmen Variable Annuity Account. As of December 31, 2004 and 2003, the market value of common stocks used to back Retirement Plan liabilities was $96,923 and $79,609, respectively. The remaining assets and liabilities in the Separate Accounts represent funds for an individual annuity product with a nonguaranteed return, and for which the certificateholder, rather than the Society, bears the investment risk. Separate Account assets, which consist of investments in mutual funds, are reported at market value. At December 31, 2004 and 2003, the market value of these investments was $9,546 and $1,890, respectively. The statutory-basis statements of operations include the premiums, benefits and other items arising from operations of the Woodmen Variable Annuity Account. Revenues and expenses related to the Woodmen Variable Annuity Account, to the extent of benefits paid or provided to the Woodmen Variable Annuity Account certificateholders, are excluded from the amounts reported in the accompanying statements of operations. The assets and liabilities relating to the Separate Accounts have been shown as a separate line item on the statutory-basis statements of admitted assets, liabilities, and surplus.

Fraternal Benefit Expenses

Fraternal benefit expenses represent expenditures made primarily for membership activities.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

1. Nature of Operations and Significant Accounting Policies (continued)

Other

Nonadmitted assets (principally certain investments, receivables and furniture and equipment) have been excluded from the statements of admitted assets, liabilities and surplus by a charge to surplus.

Refunds to be paid to certificateholders are determined annually by resolution of the Society's Board of Directors. The aggregate amount of certificate refunds is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Society. Certificateholders may receive their refund in cash, apply the refund to the purchase of fully paid-up insurance, apply the refund as renewal premium, or leave the refund on deposit with the Society to accumulate interest. An estimated provision has been made for dividends expected to be paid in the following calendar year.

Other admitted assets are valued as prescribed by the Nebraska insurance laws.

Prior Period Adjustment

During 2004, the Society identified an error for ceded unearned premium related to a coinsurance agreement. An adjustment of $1,588 is included in surplus as a result of the decrease in the other certificateholders' funds.

Reclassifications

Certain amounts appearing in the Society's prior year statutory-basis financial statements have been reclassified to conform to the 2004 statutory-basis financial statement presentation.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

2. Investments

The amortized cost and estimated market value of bonds and common stocks as of December 31, 2004 and 2003, are as follows:

                                                                           Gross              Gross              Estimated
                                                       Amortized        Unrealized          Unrealized             Market
                                                         Cost              Gains              Losses               Value
                                                     -----------        -----------         -----------         -----------
      December 31, 2004
      Bonds:
        United States Government and agencies        $   126,576        $     6,834         $        --         $   133,410
        States and political subdivisions                333,580              6,660              (1,986)            338,254
        Foreign Governments                               83,243              5,463                (279)             88,427
        Corporate securities                           3,269,529            229,438              (9,695)          3,489,272
        Mortgage- and asset-backed securities          1,021,115             50,443              (5,469)          1,066,089
                                                     -----------        -----------         -----------         -----------
                                                     $ 4,834,043        $   298,838         $   (17,429)        $ 5,115,452
                                                     ===========        ===========         ===========         ===========
      Common stocks:
        Affiliated                                   $     5,979        $        --         $    (5,384)        $       595
        Unaffiliated                                     147,840             86,043              (1,922)            231,961
                                                     -----------        -----------         -----------         -----------
                                                     $   153,819        $    86,043         $    (7,306)        $   232,556
                                                     ===========        ===========         ===========         ===========

                                                                           Gross              Gross              Estimated
                                                       Amortized        Unrealized          Unrealized             Market
                                                         Cost              Gains              Losses               Value
                                                     -----------        -----------         -----------         -----------
      December 31, 2003
      Bonds:
        United States Government and agencies        $   158,183        $     8,774         $      (101)        $   166,856
        States and political subdivisions                192,583             11,007              (2,035)            201,555
        Foreign Governments                               23,200                331                 (64)             23,467
        Corporate securities                           3,262,546            281,804             (16,231)          3,528,119
        Mortgage- and asset-backed securities            883,166             42,602             (11,872)            913,896
                                                     -----------        -----------         -----------         -----------
                                                     $ 4,519,678        $   344,518         $   (30,303)        $ 4,833,893
                                                     ===========        ===========         ===========         ===========
      Common stocks:
        Affiliated                                   $     3,513        $        --         $    (2,780)        $       733
        Unaffiliated                                     123,422             71,644              (3,742)            191,324
                                                     -----------        -----------         -----------         -----------
                                                     $   126,935        $    71,644         $    (6,522)        $   192,057
                                                     ===========        ===========         ===========         ===========

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

2. Investments (continued)

For bonds with unrealized losses as of December 31, 2004, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

                                        Less than                   Greater than or
                                      Twelve Months              equal to Twelve Months
                                ------------------------        ------------------------
                                                                                                 Total            Total
                                Estimated        Gross         Estimated         Gross         Estimated         Gross
                                  Market       Unrealized        Market        Unrealized        Market        Unrealized
                                  Value          Losses          Value           Losses          Value           Losses
                                ----------------------------------------------------------------------------------------
      Bonds:
        United States
          Government and
          agencies              $     --        $     --        $     --        $     --        $     --        $     --
        States and
          political
          subdivisions           105,301             832          63,962           1,154         169,263           1,986
        Foreign
            Governments               --              --           5,683             279           5,683             279
        Corporate
            securities            95,478           1,911         267,859           7,784         363,337           9,695
        Mortgage-backed
          and
          asset-backed
          securities              95,841           1,572         161,275           3,897         257,116           5,469
                                ----------------------------------------------------------------------------------------
      Total bonds               $296,620        $  4,315        $498,779        $ 13,114        $795,399        $ 17,429
                                ========================================================================================

Included in the above table are 80 securities from 41 issuers. Approximately 98.8% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a "1" or "2" by the Securities Valuation Office of the National Association of Insurance Commissioners. Unrealized losses on investment grade securities principally related to changes in market interest rates or changes in credit spreads since the securities were acquired. The Society monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it have concerns regarding credit quality.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

2. Investments (continued)

The following table summarizes bonds with unrealized losses at December 31, 2003:

                                        Less than                   Greater than or
                                      Twelve Months              equal to Twelve Months
                                ------------------------        ------------------------
                                                                                                 Total           Total
                                Estimated        Gross         Estimated         Gross         Estimated         Gross
                                  Market       Unrealized        Market        Unrealized        Market        Unrealized
                                  Value          Losses          Value           Losses          Value           Losses
                                ----------------------------------------------------------------------------------------
      Bonds:
        United States
          Government and
          agencies              $ 19,085        $    101        $     --        $     --        $ 19,085        $    101
        States and
          political
          subdivisions            93,074           2,035              --              --          93,074           2,035
        Foreign
            Governments           13,936              64              --              --          13,936              64
        Corporate
            securities           356,070          14,260          33,864           1,971         389,934          16,231
        Mortgage-backed
          and
          asset-backed
          securities             319,555          11,872              --              --         319,555          11,872
                                --------        --------        --------        --------        --------        --------
      Total bonds               $801,720        $ 28,332        $ 33,864        $  1,971        $835,584        $ 30,303
                                ========        ========        ========        ========        ========        ========

Included in the above table are 83 securities from 47 issuers. Approximately 93.5% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a "1" or "2" by the Securities Valuation Office of the National Association of Insurance Commissioners. Unrealized losses on investment grade securities principally related to changes in market interest rates or changes in credit spreads since the securities were acquired. The Society monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it have concerns regarding credit quality.

In determining whether or not an unrealized loss is other than temporary, the Society reviews factors such as:

      o     the interest rate environment;

      o     sector-specific disdain;

      o     industry-specific uncertainty;

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

2. Investments (continued)

      o     miscommunicated company strategy, vision, objectives;

      o limited opportunities for the company, expected to result in a cash shortfall and an inability to repay the debt obligation;

      o     intent and ability to hold the security.

The Society believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled, and it has the ability and intent to hold these securities until they recover in value or mature.

The Society also has approximately $1,311 and $3,598 of gross unrealized losses on unaffiliated equity securities that have been in an unrealized loss position for more than one year at December 31, 2004 and 2003, respectively. These securities have an estimated market value of approximately $11,158 and $13,299 at December 31, 2004 and 2003, respectively. The Society believes the unrealized loss is a temporary decline based on its evaluation of current economic conditions and company specific information.

The amortized cost and estimated market value of bonds at December 31, 2004, by final contractual maturity, are shown below. Expected maturities will differ from final contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                     Estimated
                                                  Amortized            Market
                                                     Cost              Value
                                                  ----------------------------
      Due in one year or less                     $  179,749        $  182,707
      Due one through five years                   1,073,529         1,151,977
      Due five through ten years                   1,786,434         1,915,464
      Due after ten years                            773,216           799,215
                                                  ----------------------------
                                                   3,812,928         4,049,363
      Mortgage-backed and other securities
        without a single maturity date             1,021,115         1,066,089
                                                  ----------------------------
                                                  $4,834,043        $5,115,452
                                                  ============================

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

2. Investments (continued)

Major categories of net investment income for the years ended December 31 are summarized as follows:

                                                2004             2003             2002
                                             -------------------------------------------
      Bonds                                  $ 295,129        $ 285,961        $ 269,987
      Common stocks (unaffiliated)               4,675            3,730            3,269
      Mortgage loans                            82,833           82,583           87,159
      Real estate                               29,597           27,673           26,574
      Certificate loans                         11,383           11,129           10,844
      Cash and short-term investments            1,602            1,463            2,040
      Other invested assets                      2,375              392              115
      Derivative instruments                     1,081              544          (18,832)
      Other                                      1,597            1,690            1,699
                                             -------------------------------------------
                                               430,272          415,165          382,855
      Less investment expenses                  26,607           25,360           25,827
                                             -------------------------------------------
                                             $ 403,665        $ 389,805        $ 357,028
                                             ===========================================

At December 31, 2004 and 2003, delinquent investment income due and accrued of $95 and $184, respectively, was nonadmitted from the accompanying statutory-basis statements of admitted assets, liabilities, and surplus.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

2. Investments (continued)

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus for the years ended December 31 are summarized as follows:

                                                     Realized                                 Change in Unrealized
                                        --------------------------------------       --------------------------------------
                                          2004           2003           2002           2004           2003           2002
                                        --------------------------------------       --------------------------------------
      Bonds                             $  6,297       $ 10,893       $ (1,327)      $     --       $  4,658       $ (2,171)
      Common stocks (unaffiliated)         5,967          9,359        (15,142)        16,219         35,583        (30,386)
      Common stocks (affiliated)              --             --             --         (2,604)        (1,780)        (1,000)
      Mortgage loans                          --          5,199          4,014             --             --             --
      Real estate                          1,491           (249)           412            441           (487)           709
      Certificate loans                       --             --             --             --           (249)           141
      Other invested assets                 (530)          (952)           (77)            --              4              8
      Derivate instruments                   200             31             46             (1)            --            (11)
                                        --------------------------------------       --------------------------------------
      Total capital gains (losses)        13,425         24,281        (12,074)        14,055         37,729        (32,710)

      Transferred to interest
        maintenance reserve                5,877         19,301          8,018             --             --             --
                                        --------------------------------------       --------------------------------------
      Net capital gains (losses)        $  7,548       $  4,980       $(20,092)      $ 14,055       $ 37,729       $(32,710)
                                        ======================================       ======================================

Proceeds from sales and redemptions of bonds during 2004, 2003, and 2002 were $333,462; $550,215; and $434,618, respectively. Gross gains and gross losses realized from these transactions amounted to $6,342 and $(3) for 2004; $13,358 and $(2,071) for 2003; and $5,485 and $(6,411) for 2002; respectively. Realized capital gains (losses) on bonds in 2004, 2003 and 2002 included the recognition of other-than-temporary impairments in value of $(23), $(457), and $(347), respectively. Realized capital gains (losses) on common stocks in 2004, 2003 and 2002 included the recognition of other-than-temporary impairments of $(540), $(1,411) and $(40,468).

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2004 and 2003, 7% or $355,748 and 7% or $332,836,
respectively, of the Society's bond portfolio was invested in private placement bonds.

At December 31, 2004 and 2003, 100% and 99.8%, respectively, of the Society's bond portfolio is carried at amortized cost, with the remainder carried at the lower of amortized cost or fair market value.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

2. Investments (continued)

At December 31, 2004, bonds with a statement value of $766 were on deposit with state insurance departments to satisfy regulatory requirements.

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Society represent its primary areas of credit risk exposure. At December 31, 2004 and 2003, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

              Geographic Distribution                         Property-Type Distribution
----------------------------------------------      ----------------------------------------------
                             December 31                                        December 31
                       2004            2003                                2004            2003
                    --------------------------                          --------------------------
Pacific             $  270,639      $  250,195      Office              $  370,059      $  349,230
South Atlantic         261,210         235,597      Industrial             332,492         308,624
North Central          193,461         188,087      Retail                 330,876         309,425
Mid Atlantic           165,876         144,011      Other                  132,992         136,632
South Central          159,558         172,063                          --------------------------
Mountain                76,830          75,878      Total               $1,166,419      $1,103,911
Other                   38,845          38,080                          ==========================
                    --------------------------
Total               $1,166,419      $1,103,911
                    ==========================

During 2004, the respective maximum and minimum lending rates for mortgage loans were 4.15% and 9.50%. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 2004, the Society held restructured mortgages aggregating $3,429 (none at December 31, 2003). During 2004, the Society did not reduce interest rates on any outstanding loans. The Society had no mortgages with interest 180 days or more past due during 2004 and 2003. There were no taxes, assessments, or other amounts advanced on mortgage loans during 2004 and 2003. At December 31, 2003, the Society held an impaired loan of $2,580 that had a carrying amount before the impairment of $3,945 and recognized a realized loss of $1,365 in 2003. The Society recognized interest income on a cash basis of $292 during the period the loan was impaired for the year ended December 31, 2003. During 2004, the loan was foreclosed and the property was sold for a realized loss of $26. None of the Society's loans were impaired during 2004 or 2002. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

2. Investments (continued)

Net investment income for the years ended December 31, 2004, 2003 and 2002, included rental income of $2,760, $2,264 and $2,264, respectively, for the Society's occupancy of that space. Rental income from other tenants and operating expenses of the buildings are also included in net investment income. These assets are being depreciated using the straight-line method over their estimated useful lives that range from 31.5 to 60 years. Improvements to property occupied by the Society are depreciated over a period equal to the lesser of the remaining useful life of the property, the useful life of the improvement or 10 years. Depreciation expense on home office real estate for the years ended December 31, 2004, 2003 and 2002, was $1,987, $1,894, and $1,880,
respectively.

The Society has other real estate consisting of land and buildings acquired by purchase or through foreclosure on mortgage loans. This real estate is segregated by property held for the production of income and held for sale. Net investment income on properties held for the production of income for the years ended December 31, 2004, 2003 and 2002, included rental income of $21,186, $20,223, and $17,450, respectively, and operating expenses of $10,934, $9,963, and $9,440, respectively. For the year ended December 31, 2004, there were not any properties held for sale. Net investment income on properties held for sale for the years ended December 31, 2003 and 2002, included rental income of $110, and $2,166, respectively, and operating expenses of $6, and $1,504, respectively, on these properties. The carrying amount of real estate under leased fee arrangements is being amortized using the straight-line method over the corresponding lease terms that range from 20 to 30 years. The remaining other real estate properties are being depreciated using the straight-line method over their estimated useful lives that range from 10 to 50 years. Depreciation expense on properties held for the production of income was $4,282, $4,564, and $3,835 in 2004, 2003 and 2002, respectively.

During 2004, the Society impaired one real estate property by $300, which was based on a purchase offer. The Society sold the property during the year for cash proceeds of $5,616 and recognized a realized gain of $23.

During 2003, the Society impaired one real estate property by $140, which was based on a purchase offer. The Society sold the property during 2003 for cash proceeds of $892 and recognized a realized gain of $14.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

2. Investments (continued)

The Society had impairment losses on three real estate properties in 2002. The first property is a medical office building that is held for the production of income. Based on a cash flow analysis, the property's book value was reduced by $211 to a book value of $1,019. The book value of the second property which is held for sale was reduced by $220 to its estimated fair value of $347. The estimated fair value was made by a real estate broker based on the current lease purchase price option. The book value of the third property, also held for sale, was reduced by $1,421 to its estimated fair value of $2,837 based on a cash flow analysis.

3. Derivatives

S&P 500 European Call Options

The Society acquires over-the-counter S&P 500 European call options with initial terms of seven years to meet the market-produced crediting liability above the minimum guarantee on the Society's equity-indexed annuity line of business. The terminal value of the options at expiration is approximately equal to the market-produced crediting liability on the respective equity-indexed annuity block of business given expected surrenders. A termination of the options with the counter-party may result in a market price reflecting significant reduction in value. Given expected surrenders and a long-term positive market growth, management anticipates that losses will be minimal. These instruments are illiquid.

The call options expose the Society to counter-party credit risk, which is mitigated by minimum capital requirements, credit ratings, and net exposure limits above posted collateral. The total credit exposure for S&P 500 European call options is represented by the market value of the options less the market value of acceptable collateral. At December 31, 2004 and 2003, the Society's total credit exposure, after posting of collateral by the counterparties for amounts above a net exposure limit, was approximately $7,741 and $6,118, respectively.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

3. Derivatives (continued)

At December 31, 2004 and 2003, the Society had acquired call options with a notional amount of approximately $174,939 and $172,034, respectively. The notional amount of the option is determined by multiplying current block premium by a factor approximating the current participation rate.

The call options were acquired at a cost of approximately $57,646 and $57,104, and are reflected on the accompanying statutory statements of admitted assets, liabilities, and surplus at their estimated fair value of approximately $7,741 and $6,118 at December 31, 2004 and 2003, respectively.

Covered Equity Call Options

Periodically, the Society writes covered equity call options for purposes of income generation when the market value of certain Society equity holdings are deemed to be over-valued. Covered equity call options are written in lieu of a direct sale of the security. At December 31, 2004, the Society had 200 contracts of covered equity call options outstanding related to one equity security. The Society received approximately $81 in consideration on these call options and has recorded $82 in other liabilities in the accompanying statutory statements of admitted assets, liabilities and surplus, which is the fair value of the options at December 31, 2004. At December 31, 2003, the Society had no covered equity call options outstanding. On disposition, gains and losses are recognized immediately, with gains and losses on exercise combined with the gains and losses on the covering asset. During 2004, 2003 and 2002, the Society recognized gains on the termination of covered equity call options of approximately $199, $30, and $46, respectively.

4. Related-Party Transactions

The Society paid for all initial costs including payroll, equipment, office space, and supplies of WFS Holdings, Inc. and Woodmen Financial Services, Inc. until July 1, 2002. These costs were included in the general expenses of the Society. Effective July 1, 2002, the Society entered into separate servicing agreements with WFS Holdings, Inc., Woodmen Financial Services, Inc., Woodmen Insurance Agency, Inc. and Woodmen Mortgage Services, Inc. whereby these affiliates will reimburse the Society for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $1,890, $1,960 and $871 during 2004, 2003 and 2002, respectively.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

4. Related-Party Transactions (continued)

The Society has entered into mortgage loan agreements with fraternal youth camps and lodges. These loans are secured by a first lien on the related land and buildings, bear interest at 6% and were $10,626 and $11,010 as of December 31, 2004 and 2003, respectively.

5. Employee Benefit Plans

Pension Plans

The Society has a noncontributory qualified defined benefit pension plan covering employees and fieldworkers meeting certain minimum eligibility requirements. Under the pension plan, retirement benefits are primarily a function of the number of years of service and the level of compensation.

The Society has a supplemental retirement plan for those pension plan participants whose benefits calculated under the retirement plan formulas exceed ERISA limitations and for non-employee members of the Board of Directors. This supplemental retirement plan makes up for any shortfall caused by the limitations and functions in the same manner as the retirement plan.

The qualified and supplemental retirement plans are each funded via fixed and variable group deposit fund contracts issued by the Society and are included in the liability for deposit-type contracts on the statutory-basis statements of admitted assets, liabilities and surplus. As of December 31, 2004 and 2003, respectively, the fixed account totaled $227,958 and $219,019, and the variable account totaled $97,258 and $79,818. As of December 31, 2004 and 2003, the Society accrued liabilities in accordance with actuarially determined amounts.

Two different actuarial cost methods are used to develop the pension plan costs for employees and for fieldworkers because of the distinctly different benefit structures for those two groups. The employees' benefits are developed using a final average salary formula, while the fieldworkers' benefits are developed using a career average formula.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

5. Employee Benefit Plans (continued)

Postretirement Benefit Plan

The Society sponsors nonpension postretirement health and life plans. Substantially all employees and fieldworkers may become eligible if they reach retirement age while employed with the Society. Life insurance benefits are generally set at a fixed amount, while retirees are offered a preferred provider arrangement for their health care coverage. Under the NAIC formal policy for statutory accounting for employers providing postretirement benefits other than pensions, which the Society has adopted, the estimated cost of postretirement benefits must be accrued at the date the Society's employees and fieldworkers become eligible to retire.

The health plan is contributory, with participants' contributions adjusted annually; the life insurance plans include both contributory and noncontributory components. The accounting for the health plan anticipates future cost-sharing changes, including increases in premiums, deductibles, and individual stop-loss levels, so as to keep pace, on average, with increases in the health care cost trend rate.

The Society uses a December 31 measurement date for its pension plans and other postretirement benefit plans.

A summary of assets, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

                                            Pension Benefits             Other Postretirement Benefits
                                         -------------------------------------------------------------
                                          Year Ended December 31             Year Ended December 31
                                           2004              2003             2004              2003
                                         -------------------------------------------------------------
   Change in benefit obligation
   Benefit obligation at beginning
      of year                             $341,455         $297,459          $33,994          $31,408
   Service cost                             10,887           10,025            2,513            1,966
   Interest cost                            21,531           21,723            2,077            1,956
   Contribution by plan participants             -                -               90               86
   Actuarial loss                           24,114           24,635            2,274               40
   Benefits paid                           (13,351)         (12,387)          (1,421)          (1,462)
                                         -------------------------------------------------------------
   Benefit obligation at end of year      $384,636         $341,455          $39,527          $33,994
                                         =============================================================

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

5. Employee Benefit Plans (continued)

                                         Pension Benefits             Other Postretirement Benefits
                                       ------------------------------------------------------------
                                         Year Ended December 31           Year Ended December 31
                                         2004              2003           2004              2003
                                       ------------------------------------------------------------
   Change in plan assets
   Fair value of plan assets at
      beginning of year                $298,837         $266,666          $    --           $   --
   Actual return on plan assets          25,008           29,884               --               --
   Employer contributions                14,722           14,674            1,331            1,376
   Contribution by plan participants         --               --               90               86
   Benefits paid                        (13,351)         (12,387)          (1,421)          (1,462)
                                       ------------------------------------------------------------
   Fair value of plan assets at end    $325,216         $298,837          $    --           $   --
      of year                          ============================================================

   Funded status
   Benefit obligations in excess of
      assets                           $ 59,420          $42,618          $39,527          $33,994
   Unamortized prior service cost          (430)            (466)           4,959            5,579
   Unrecognized net actuarial loss      (66,442)         (45,557)         (13,927)         (12,419)
                                       ------------------------------------------------------------
   (Prepaid assets) or accrued
      liabilities                      $ (7,452)         $(3,405)         $30,559          $27,154
                                       ============================================================

   Benefit obligation for
      non-vested employees             $  4,900           $3,223          $35,837          $38,493
                                       ============================================================

   Weighted-average assumptions
      used to determine benefit
      obligations at December 31
   Discount rate                           5.75%            6.25%           5.75%             6.25%
   Rate of compensation increase           4.75%            5.25%            N/A              N/A

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

5. Employee Benefit Plans (continued)

                                                Pension Benefits               Other Post-Retirement Benefits
                                           2004        2003       2002          2004        2003        2002
                                           -------------------------------- -------------------------------------
   Weighted-average assumptions
      used to determine net
      periodic benefit cost for
      years ended December 31
   Discount rate                           6.25%       6.75%        7.25%       6.25%       6.75%        7.25%
   Expected long-term rate of
      return on plan assets                7.50%       7.50%        7.50%       N/A         N/A          N/A

The accumulated benefit obligation for all defined benefit plans was $339,627 and $301,263 at December 31, 2004 and 2003. A minimum pension liability is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment, less allowable intangible assets is reported as a surplus adjustment. The accumulated benefit obligation for the Society's qualified defined benefit plan of $326,349 and $289,892 exceeded the fair value of the assets of $308,708 and $283,419 at December 31, 2004 and 2003, respectively. Accordingly, at December 31, 2004 and 2003, an additional minimum pension liability was established for $17,641 and $6,473, respectively. The intangible asset related to the minimum pension liability in the amount of $1,837 and $2,016, at December 31, 2004 and 2003, respectively, was nonadmitted.

                                          Pension Benefits               Other Post-Retirement Benefits
                                     2004       2003        2002          2004        2003        2002
                                 ----------------------------------      ----------------------------------
   Components of net periodic
      benefit cost
   Service cost                      $10,887     $10,025     $8,484      $ 2,513      $1,966      $2,871
   Interest cost                      21,531      21,723     19,322        2,077       1,956       1,868
   Expected return on plan assets    (23,038)    (20,646)   (21,409)          --          --          --
   Prior service cost recognized          36          36         36         (620)       (620)       (620)
   Recognized gains and losses         1,259         139         --          806         924         532
                                 ----------------------------------      ----------------------------------
   Net periodic benefit cost         $10,675     $11,277     $6,433      $ 4,776      $4,226      $4,651
                                 ==================================      ==================================

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

5. Employee Benefit Plans (continued)

For measurement purposes of the other postretirement benefits, a 9.0% and 9.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2004 and 2003, respectively. The rate was assumed to decrease gradually to 5% for 2012 and remain at that level thereafter.

A one-percentage-point change in assumed health care cost trend rates at December 31, 2004, would have the following effects (in thousands):

                                                                1-Percentage-     1-Percentage-
                                                                    Point             Point
                                                                  Increase          Decrease
                                                                -------------------------------
    Effect on total of service and interest cost components         $   637          $  (526)
    Effect on accumulated postretirement benefit obligation           4,919           (4,149)

Pension Plan Assets

Pension plan assets primarily invested in investment grade securities and large cap common stocks. The pension plan is weighted-average asset allocations at December 31, 2004, and 2003 by asset category are as follows:

                                                                Plan Assets at December 31
                      Asset Category                              2004              2003
                                                                --------------------------
    Equity - Variable Group Deposit Contract                       29.9%            26.7%
    Fixed income - Fixed Group Deposit Contract                    70.1             73.3
                                                                --------------------------
                                                                  100.0%           100.0%
                                                                ==========================

The Society's long range asset allocation model is 25-50% equities and 50-75% fixed income.

At December 31, 2004, the Society utilized an expected long-term return of 7.5% on pension fund assets. This return is predicated on the fact that, historically over long periods of time, widely traded large-cap equity securities have provided a return of approximately 10%, while fixed income securities have provided a return of

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

5. Employee Benefit Plans (continued)

approximately 6%. The Society's long range asset allocation model of 37.5% equities and 62.5% fixed income would indicate that the long-term expected return would be approximately 7.5% if the investments were made in the broad indexes. While these assets will be professionally managed, such that the Society may expect to earn a premium on these returns, the Society is not including such an adjustment in its assumption.

The Society expects to contribute $13 million to its pension plans and $5 million to its other postretirement benefit plan in 2005. The Society's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Society considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law, the SSAP 89 expense for the year in question, and the limitations on deductibility imposed by federal income tax law. The following benefit payments which reflect expected future service, as appropriate, are expected to be paid: $14,595 in 2005; $15,786 in 2006; $17,159 in 2007; $18,313 in 2008; $19,293 in 2009; and
$116,608 in the 2010-2014.

On December 8, 2003 the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D), as well as a federal subsidy to sponsors of retiree health benefits. The benefit obligations and net periodic postretirement benefit costs do not reflect the effects to the Act on the retiree medical. Specific authoritative guidance on the accounting for the federal subsidy is pending and that guidance, when issued, could require the Society to change previously reported information. The Society believes its plan would be actuarially equivalent to the new Medicare Part D prescription drug plan and thus would be eligible for the federal subsidy. However, it is anticipated that the plan would need to be amended to clarify how the plan would operate with respect to the new legislation. The Act will be reflected once the plan is amended or finalized guidance on accounting for the impact of the Act.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

5. Employee Benefit Plans (continued)

Deferred Compensation Agreements

The Society has deferred compensation agreements with the key management employees of the Society. The liabilities under these agreements are being accrued over the employees' periods of participation. The liabilities for 2004 and 2003 were $9,167 and $8,666, respectively, and are included in other liabilities in the statutory statements of admitted assets, liabilities, and surplus. Interest credited to participant accounts in 2004, 2003 and 2002 was $488, $554, and $511, respectively.

401(k) Defined Contribution Plan

The Society sponsors a 401(k) defined contribution plan for all qualifying fieldworkers and employees, other than officers and directors. The Plan was amended January 1, 2003 to include officers. Participants may contribute up to 15% of their annual earnings, subject to certain limitations, as pretax, salary deferral contributions. The plan is completely funded by elective contributions made by the participants.

Discounted Employee Security Option Plan

The Society sponsors a discounted employee security option plan (DESOP) for directors and officers of the Society. New option grants under this program ceased effective May 1, 2002 due to changes in IRS regulations. The DESOP is a nonqualified plan whereby participants, prior to May 1, 2002, elected to accept discounted stock options in lieu of cash compensation. Any portion of regular compensation and/or any portion of incentive compensation could be relinquished for options. Options were granted quarterly and may be exercised six months following the grant date. The exercise price is 25% of the value of the options on the grant date. Options expire 15 years after the date of grant. The liabilities for relinquished compensation are maintained for unexercised options over the participants' periods of participation. At December 31, 2004 and 2003, mutual funds with a fair value of $3,764 and $4,514 (actual cost $4,001 and $5,171) were included in the Society's common stock portfolio, and liabilities related to the DESOP totaled $2,831 and $3,251, respectively. Earnings or losses on, and changes in net unrealized capital gains or losses on, the mutual funds are being reflected by the Society as a component of total benefits and expenses in the accompanying statutory statements of operations and were $419, $952, and $(1,055), respectively, during 2004, 2003 and 2002.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

5. Employee Benefit Plans (continued)

Other Benefits

As a result of the Society administering its own group life and short-term disability plans, the Society recognized premium income of $891, $1,030, and $895 during 2004, 2003 and 2002, respectively, which is included in the statutory statements of operations.

6. Surplus and Dividends

The Society is required to maintain minimum surplus levels established by the Insurance Department of the State of Nebraska. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance Department of the State of Nebraska. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2004, the Society's surplus exceeded the minimum levels required by the Insurance Department of the State of Nebraska and RBC standards.

7. Annuity Reserves and Deposit Fund Liabilities

At December 31, 2004, the Society's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                         Amount         Percent
                                                                       --------------------------
      Subject to discretionary withdrawal:
        With market value adjustment                                   $       --              --%
        At book value less current surrender charge of 5% or more         327,613              14
        At market value                                                     9,091              --
                                                                       --------------------------
        Total with adjustment or at market value                          336,704              14
        Subject to discretionary withdrawal (without adjustment)
          at book value with minimal or no charge or adjustment         1,576,495              68
      Not subject to discretionary withdrawal                             417,642              18
                                                                       --------------------------
      Total annuity reserves and deposit fund liabilities -
        before reinsurance                                              2,330,841             100%
                                                                                       ==========
      Less reinsurance ceded                                                   --
                                                                       ----------
      Net annuity reserves and deposit fund liabilities                $2,330,841
                                                                       ==========

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

7. Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2004 follows:

Life and Accident & Health Annual Statement:
  Annuity reserves, total net                                      $1,538,386
  Supplementary contracts with life contingencies, total net           68,972
  Deposit-type contracts, total net                                   617,134
                                                                   ----------
                                                                    2,224,492
Separate Accounts Annual Statement:
  Annuity reserves, total net                                           9,091
  Other contract deposit funds                                         97,258
                                                                   ----------
Total annuity actuarial reserves and deposit fund liabilities      $2,330,841
                                                                   ==========

Information regarding the separate accounts of the Society as of and for the years ended December 31 are as follows:

                                                         2004          2003
                                                       ----------------------
      Premiums, deposits and other considerations      $  8,231      $  2,088
                                                       ======================

      Reserves
      For accounts with assets at:
        Market value                                   $106,349      $ 81,604
        Amortized cost                                       --            --
                                                       ----------------------
      Total                                            $106,349      $ 81,604
                                                       ======================

                                                                     December 31
                                                                        2004
                                                                     ----------
Reserves for separate accounts by withdrawal characteristics:
  Subject to discretionary withdrawal:
    With market value adjustment                                       $     --
    At book value without market value adjustment and with current
      surrender charge of 5% or more                                         --
    At market value                                                       9,091
    At book value without market value adjustment and with current
      surrender charge of less than 5%                                       --
                                                                       --------
  Subtotal                                                                9,091
  Not subject to discretionary withdrawal                                97,258
                                                                       --------
  Total separate account reserves                                      $106,349
                                                                       ========

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

8. Separate Accounts (continued)

Amounts transferred to and from separate accounts in the Statement of Operations of the Separate Accounts and the general accounts statement are as follows:

                                                           December 31
                                                         2004        2003
                                                       ------------------
      Transfers to Separate Accounts                   $8,231      $2,088
      Transfers from Separate Accounts                  1,569         399
                                                       ------------------
      Net transfers to and from Separate Accounts      $6,662      $1,689
                                                       ==================

9. Commitments and Contingencies

The Society is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and sometimes punitive damages have been asserted. In the opinion of the Society's management, after consultation with legal counsel, the ultimate disposition of such matters will not have a materially adverse effect on the Society's financial position or results of operations.

The Society has committed to make capital contributions to its subsidiary, WFS Holdings, Inc., as may be required to enable WFS Holdings, Inc. to finance its business operations and those of its operating subsidiaries and to remain in continuous compliance with any regulatory capital requirements applicable to WFS Holdings, Inc. or its subsidiaries.

10. Fair Value of Financial Instruments

SSAP No. 27, Disclosures of Information about Fair Value of Financial Instruments With Off-Balance-Sheet Risk, Financial Instruments With Concentrations of Credit Risk, and Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

10. Fair Value of Financial Instruments (continued)

valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SSAP No. 27 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the market value of the Society.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      Cash and Short-Term Investments: The carrying amounts reported in the statement of admitted assets, liabilities and surplus approximate their fair value due to their liquid nature or expected short-term settlement.

      Bonds: Fair values of bonds are based on quoted market prices or dealer quotes.

      Common Stocks: Fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

      Mortgage Loans: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates that yield 150 basis points more than Treasuries with similar effective durations.

      Certificate Loans: Certificate loans, which have no defined maturity, had interest rates at December 31, 2004, which ranged from 5% to 8%. The Society believes that the statement value approximates the fair value of the certificate loans.

      Other Invested Assets: The Society believes that the statement value of the mortgage loan participation assets investment approximates its fair value. The fair value of the remaining investments is based on quoted market prices or dealer quotes.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

10. Fair Value of Financial Instruments (continued)

      Aggregate Reserves for Interest-Sensitive Certificates and Contracts, Life and Annuity: Fair values of the Society's liabilities under contracts and involving significant mortality or morbidity (principally, investment contracts, deferred annuities and single premium deferred annuities) are stated at the cost the Society would incur to extinguish the liability, i.e., the cash surrender value.

      Certificate and Contract Claims, Other Certificateholders' Funds and Refunds to Members: The carrying amounts reported in the statement of admitted assets, liabilities and surplus for these items approximate their fair value because short-term settlement is expected.

The estimated carrying amounts and fair values of the Society's financial instruments are as follows:

                                                       December 31, 2004                   December 31, 2003
                                                 ----------------------------        ----------------------------
                                                  Carrying           Fair             Carrying           Fair
                                                   Amount           Value              Amount           Value
                                                 ----------------------------        ----------------------------
      Financial assets:
        Cash and short-term investments          $  152,944        $  152,944        $  146,481        $  146,481
        Bonds                                     4,834,043         5,115,452         4,519,678         4,833,893
        Common stocks                               232,556           232,556           192,057           192,057
        Mortgage loans                            1,166,419         1,242,070         1,103,911         1,202,540
        Certificate loans                           162,828           162,828           160,430           160,430
        Call options                                  7,741             7,741             6,118             6,118
        Other invested assets                        13,137            13,190            15,666            15,666
        Separate account assets                     106,804           106,804            81,709            81,709

      Financial liabilities:
        Aggregate reserves for
          interest-sensitive certificates
          and contracts, life and annuity         1,890,771         1,863,526         1,771,907         1,748,232
        Certificate and contract claims              17,068            17,068            21,214            21,214
        Other certificateholders' funds               2,892             2,892             6,528             6,528
        Refunds to members                          110,350           110,350           119,530           119,530
        Covered equity call options                      82                82                --                --
        Separate account liabilities                106,804           106,804            81,709            81,709

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                  Notes to Statutory-Basis Financial Statements
                             (Dollars in Thousands)

                                December 31, 2004

11. Reconciliation to Annual Statement

The following is a summary of the differences between net income per the accompanying 2002 financial statements and the annual statement filed with the State of Nebraska.

                                             Net Income
                                             ----------
      Per annual statement                    $ 7,006
      Net realized capital gains                3,969
                                              -------
      Per audited financial statements        $10,975
                                              =======

The difference between the net income per the 2002 annual statement and the audited financial statements resulted from the reversal of an adjustment for a 2001 other-than-temporary impairment on a bond investment, which was recorded in the 2001 audited financial statements subsequent to filing the 2001 annual statement. The Society recorded the impairment in the 2002 annual statement.

Part C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)(1) Financial Statements

All required financial statements are included in Part B of this filing.

(a)(2) Financial Statement Schedules (filed herewith)

      Schedule I--Summary of Investments

      Schedule III--Supplementary Insurance Information

      Schedule IV--Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b) Exhibits

---------------------------------------------------------------------------------------------------------------------------
(1)              Certified resolution of the board of directors of    Incorporated herein by reference from the Initial
                 Woodmen the World and/or Omaha. Woodmen Life         Filing of this of Registration Statement (File No
                 Insurance Society("Woodmen") establishing Woodmen    333-101231) as filed with the Securities and
                 Variable Annuity Account (the "Account")             Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------
(2)              Not Applicable.
---------------------------------------------------------------------------------------------------------------------------
(3)              Form of Distribution Agreement between Woodmen and   Incorporated herein by reference from the Initial
                 Woodmen Financial Services, Inc                      Filing of this of Registration Statement (File No
                                                                      333-101231)as filed with the Securities and Exchange
                                                                      Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------
(4)(a)           Form of Variable Annuity Certificate                 Incorporated herein by reference from the Initial
                                                                      Filing of this of Registration Statement (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
(4)(b)           Form of IRA endorsement                              Incorporated herein by reference from the Initial
                                                                      Filing of this of Registration Statement (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------
(4)(c)           Form of Roth IRA endorsement                         Incorporated herein by reference from the Initial
                                                                      Filing of this of Registration Statement (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------
(4)(d)           Form of Simple rider                                 Incorporated herein by reference from the Initial
                                                                      Filing of this of Registration Statement (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------
(4)(e)           Form of 403(b) TSA                                   Incorporated herein by reference from the Initial
                                                                      Filing of this of Registration Statement (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------
(5)(a)           Certificate Application                              Incorporated herein by reference from the Initial
                                                                      Filing of this of Registration Statement (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
(5)(b)           Form of IRA disclosure                               Incorporated herein by reference from the Initial
                                                                      Filing of this of Registration Statement (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------
(5)(c)           Form of Roth IRA disclosure                          Incorporated herein by reference from the Initial
                                                                      Filing of this of Registration Statement (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------
(5)(d)           Form of Simple disclosure                            Incorporated herein by reference from the Initial
                                                                      Filing of this of Registration Statement (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------
(6)              Woodmen's Articles of Incorporation, Constitution    Incorporated herein by reference from
                 and Laws                                             Post-Effective Amendment Number 1 (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on April 29, 2004
---------------------------------------------------------------------------------------------------------------------------
(7)              Not Applicable.
---------------------------------------------------------------------------------------------------------------------------
(8)(a)           Form of Participation Agreement (Summit)             Incorporated herein by reference from the Initial
                                                                      Filing of this of Registration Statement (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
(8)(b)           Form of Participation Agreement (Fidelity)           Incorporated herein by reference from Pre-Effective
                                                                      Amendment Number 1 (File No 333-101231)
                                                                      as filed with the Securities and Exchange
                                                                      Commission on May 16, 2003
---------------------------------------------------------------------------------------------------------------------------
(8)(c)           Form of Services Agreement (Summit)                  Incorporated herein by reference from the Initial
                                                                      Filing of this of Registration Statement (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------
(8)(d)           Form of Services Agreement(Fidelity)                 Incorporated herein by reference from Pre-Effective
                                                                      Amendment Number 1 (File No 333-101231)
                                                                      as filed with the Securities and Exchange
                                                                      Commission on May 16, 2003
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
(8)(e)           Participation Agreement 1/12/04 (PIMCO)              Incorporated herein by reference from
                                                                      Post-Effective Amendment Number 1 (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commision on April 29, 2004
---------------------------------------------------------------------------------------------------------------------------
(8)(f)           Services Agreement 1/12/04 (PIMCO)                   Incorporated herein by reference from
                                                                      Post-Effective Amendment Number 1 (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commision on April 29, 2004
---------------------------------------------------------------------------------------------------------------------------
(9)              Opinion and Consent of Mark Theisen                  Incorporated herein by reference from the Initial
                                                                      Filing of this of Registration Statement (File No
                                                                      333-101231) as filed with the Securities and
                                                                      Exchange Commission on November 15, 2002
---------------------------------------------------------------------------------------------------------------------------
(10)(a)          Consent of Ernst & Young LLP                         Filed herewith
---------------------------------------------------------------------------------------------------------------------------
(11)             Not Applicable.
---------------------------------------------------------------------------------------------------------------------------
(12)             Not Applicable.
---------------------------------------------------------------------------------------------------------------------------
                 Power of Attorney                                    Power from Lucia Taylor-McCoy incorporated herein
                                                                      by reference from Post-Effective Amendment Number 1
                                                                      (File No 333-101231) as filed with the Securities and
                                                                      Exchange Commision on April 29, 2004
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                 Powers of Attorney                                   Other Powers of Attorney incorporated herein by
                                                                      reference from the Initial Filing of this of
                                                                      Registration Statement (File No 333-101231) as filed
                                                                      with the Securities and Exchange Commission on
                                                                      November 15, 2002
---------------------------------------------------------------------------------------------------------------------------

Item 25 Directors and Officers of the Depositor

NAME AND                                  TITLE
PRINCIPAL BUSINESS
ADDRESS*

James L. Mounce           CEO, President and Chairman of the Board
James W. Bridges Jr.      Executive Vice President Fraternal and Director
Danny E. Cummins          Secretary, Executive Vice President Operations,
                          Director
Mark D. Theisen           Treasurer, Executive Vice President Finance, Director,
                          Chief Compliance Officer
Joseph J. Hromadka        Vice President
James R. Day              Vice President
Cathy R. Tichy            Vice President
Scott Darling             Vice President
Robert Rubio              Vice President
Mark L. Schrier           Vice President
Desi P. Doise             Vice President
Steven B. Jones           Vice President
Robert Maher              Vice President
William C. Owen           Director
Thomas T. Gallion         Director
J. Carroll Shealey        Director
Betty H. Brown            Director
Wayne Graham              Director
Daniel W. Rice III        Director
Lucia Taylor-McCoy        Director

* Unless otherwise indicated, the principal business address of each person is Woodmen of the World and/or Omaha Woodmen Life Insurance Society 1700 Farnam Street, Omaha, NE 68102

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Registrant is a separate account of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, the Depositor, established by the Board of Directors of the Depositor in 2001 pursuant to the laws of the State of Nebraska. The Depositor is a fraternal benefit society organized under the laws of the State of Nebraska and is owned by and operated for its members. It has no shareholders and is not subject to the control of any affiliated persons. Depositor controls its wholly-owned direct subsidiary, WFS Holdings, Inc., a Nebraska corporation that is a holding company with no independent operations; WFS Holdings, Inc. controls its wholly-owned subsidiary, Woodmen Financial Services, Inc, a Nebraska corporation that is a broker-dealer and principal underwriter hereunder. WFS Holdings also controls two other wholly-owned subsidiaries, Woodmen Insurance Agency, Inc. and Woodmen Mortgage Services, Inc. All are located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 27. NUMBER OF CERTIFICATE HOLDERS

As of December 31, 2004, 443 Certificates have been sold.

ITEM 28. INDEMNIFICATION

Article 3 section 6 of the Constitution and Laws of Woodmen of the World and/or Omaha Woodmen Life Insurance Society contains provisions governing the indemnification of officers and employees of the depositor it provides:

"INDEMNIFICATION OF OFFICERS AND EMPLOYEES. Every officer or employee and every former officer or employee of the Society shall be indemnified against losses or judgments assessed against him by a court of competent jurisdiction and for expenses actually and reasonably incurred by him in connection with the defense of any action, suit or proceeding, civil or criminal, in which he is made a party by reason of serving this Society, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be guilty of fraud, gross negligence or malfeasance in the performance of duty. Such indemnification shall also extend to instances where at the request of the Society the individual serves as a director, officer, employee, trustee or agent of another enterprise. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) Woodmen Financial Services, Inc. is the Registrant's principal underwriter and is scheduled to be the underwriter for additional certificates to be issued by other separate accounts of Woodmen.

(b) Officers and Managers of Woodmen Financial Services, Inc.

NAME AND PRINCIPAL
BUSINESS ADDRESS*                   POSITIONS AND OFFICES


Desi Doise                          CEO, Chairman of the Board and Director
Paul M. Stadler                     President, Director
Mark Theisen                        Secretary, Director
James L. Mounce                     Director
Robert Maher                        Director
Agatha Robinson                     Vice President
Joseph Wreschnig                    Vice President
James Collier                       Treasurer
John Bock                           Chief Compliance Officer


* The principal business address of all of the persons listed above is Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

(c) the following information shows all commissions and other compensation received by the sole underwriter, Woodmen Financial Services, Inc., directly or indirectly, from the Registrant during the Registrant's last fiscal year: Net Underwriting Discounts and Commission Compensation on Redemption - NA. Brokerage Commissions (Gross) - $365,329- Compensation - $42,876 (net)

ITEM 30. LOCATION OF BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Woodmen at its home office located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 31. MANAGEMENT SERVICES

Not Applicable

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

(a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Certificates offered herein are being accepted.

(b) The Registrant undertakes that it will include as part of any application to purchase a Certificate offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Woodmen for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Woodmen at the address or phone number listed in the prospectus.

(d) Woodmen represents that in connection with its offering of the Certificates as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that Woodmen will comply with paragraphs numbered (1) through
(4) of that letter.

(e) Woodmen of the World and/or Omaha Woodmen Life Insurance Society represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it.

SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Woodmen Variable Annuity Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, by the undersigned thereunto duly authorized, in the City of Omaha, State of Nebraska, on this 26th day of April, 2005.


Woodmen Variable Annuity Account (Registrant)

By: Woodmen of the World Life Insurance Society/Omaha Woodmen Life Insurance Society (Depositor, on behalf of itself and Registrant)


By: /s/James L. Mounce
    -------------------------------------
    James L. Mounce
    President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed on the 26th day of April 2005 by the following directors and officers of Depositor in the capacities indicated:


/s/James L. Mounce        (Principal Executive Officer) -
- James L. Mounce, President and Chief Executive Officer



/s/ Mark D. Theisen        (Principal Financial Officer)
Mark D. Theisen, Treasurer, Executive Vice President and Chief Financial Officer


/s/ Steven B. Jones        (Principal Accounting Officer)
Steven B. Jones

All of the Board of Directors of Woodmen of the World and/or Omaha Woodmen Life Insurance Society*

James L. Mounce                    Chairman of the Board
Mark D. Theisen                    Director
William C. Owen                    Director
Thomas T. Gallion                  Director
J. Carroll Shealey                 Director
Betty H. Brown                     Director
Wayne Graham                       Director
Daniel W. Rice III                 Director
James W. Bridges, Jr.              Director
Danny E. Cummins                   Director
Stephen W. Mellor                  Director
Lucia Taylor-McCoy                 Director

*James L. Mounce, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named Woodmen of the World and/or Omaha Woodmen Life Insurance Society pursuant to powers of attorney duly executed by such persons.



/s/James L. Mounce
-----------------------------------------------------------
April 26, 2005
James L. Mounce
Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------------  -------------------------------------
(a)(2)         Supplementary Schedules.


                                                                           Page
                                                                           ----

    Report of Independent Registered Public Accounting Firm on Schedules...II-3
    Schedule I - Summary of Investments Other Than Investments in
        Related Parties as of December 31, 2004............................II-4
    Schedule III - Supplementary Insurance Information as of December 31,
        2004, 2003 and 2002 and for each of the years then ended...........II-5
    Schedule IV - Reinsurance as of December 31, 2004, 2003 and 2002
        and for each of the years then ended...............................II-7


    All other schedules, other than those listed above, are omitted because the information is not required or because the information is included in the Financial Statements or Notes to Financial Statements.

(b)(10)(a)     Consent of Ernst & Young